As filed with the U.S. Securities and Exchange Commission on September 7, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust

(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Address of principal executive offices) (Zip code)

Christopher M. Graff

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)

June 30, 2023
SEMI-ANNUAL
Report
THE RMB FAMILY OF FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB Japan Fund
RMB Small Cap Fund
RMB SMID Cap Fund

Management’s Discussion of Fund Performance (Unaudited)

RMB Fund
For the six months ended June 30, 2023, the RMB Fund, Class A shares (the “Fund”), returned +11.85% (net of fees), underperforming its benchmark, the S&P 500® Index (total return) (the “Benchmark”), which returned +16.89% for the same period. From a performance attribution perspective, the Fund had negative stock selection that was partially offset by positive sector allocation. Performance in the Energy, Health Care, and Utilities sectors were notable positive contributors, while underperformance in the Information Technology, Consumer Staples, and Financials sectors detracted from performance. The high concentration of returns in the largest mega capitalization stocks in the S&P 500 created a significant headwind for performance as the Fund is underweight the largest names in the Benchmark as a whole. In fact, the S&P 500 Equal Weight Index, where all 500 of the Benchmark’s stocks are weighted the same, was only up +7.03% in the first half of the year, highlighting just how much the mega-cap stocks (primarily large technology companies) have driven the capitalization weighted Benchmark. The Fund’s performance looks more favorable against the equal weight index.
Macroeconomics continued to play an important factor in the backdrop of the first half of 2023, a period that included a banking crisis which saw three of the four largest bank failures in U.S. history. The Fed continued to raise interest rates in 25 basis point increments before taking a pause at its June 2023 meeting. Inflation has slowed from peak rates of growth experienced last year but remains stubbornly high and well above the Fed’s 2% target. It’s increasingly likely that the Fed may get back on its rate hiking campaign in the next couple of meetings, but the yield curve remains inverted, signaling the possibility of rate cuts down the road. What remains the biggest surprise to us and many economists is just how resilient the U.S. economy has been so far this year. We’ve all been expecting the impact of these rapid and substantial rate hikes, inflation, and lower fiscal stimulus to eventually tip the economy into recession, but thus far it has held up remarkably well. One thing to keep in mind is that Fed tightening typically does have a 12-to-18-month lag effect, so perhaps the impact is only just starting to be felt and some level of recession may not be seen until 2024. Near-term leading economic indicators have been quite mixed with some positives and some negatives. Notably, housing has held up extremely well and the labor market, particularly at the lower end of the wage spectrum, remains quite tight. On the negative side, consumer and business sentiment surveys have been quite weak and we’re seeing delinquencies rise significantly in consumer credit and auto loans. After a three-year hiatus, student loan payments are due to resume later this year, another source of pressure on some consumers. Given the strength of the stock market in light of all this macroeconomic uncertainty, it seems to be implying a soft-landing scenario, where corporate profits are resilient, versus a falloff into a significant recession. However, the narrowness of the stock market in the mega cap technology stocks, which have more secular tailwinds and are less reliant on cyclical growth, also implies some hesitation on the economy. It’s as if there is a mass crowding or “hiding out” in these handful of mega cap stocks while the uncertainty is high versus a broader participation in appreciation. Trying to read all these macro tea leaves is difficult, to say the least. We don’t believe a prolonged economic downturn that would significantly impact corporate earnings over the next one to two years is priced into market valuations today. As bottom-up equity investors, we always have some hesitation to opine on “the market” as if it’s one single entity, but we still aren’t finding all that many underpriced stocks in our high quality, growth at a reasonable price (GARP) universe today. We will continue to optimize the Fund’s portfolio, adhering to a disciplined investment process and managing risk.

RMB FUND

RMB Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Information Technology	31.4%
Financials	17.2%
Health Care	14.5%
Consumer Discretionary	10.4%
Communication Services	7.8%
Consumer Staples	7.4%
Industrials	5.5%
Real Estate	3.2%
Materials	2.4%
99.8%
Cash & Other Assets, Less Liabilities	0.2%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Microsoft Corp.	9.7%
Alphabet, Inc. — Class A	6.5%
Apple, Inc.	5.1%
Amazon.com, Inc.	3.9%
Visa, Inc. — Class A	3.6%
Cooper Cos., Inc. (The)	2.9%
CDW Corp.	2.9%
Becton, Dickinson and Co.	2.7%
Diageo PLC — ADR	2.6%
Keurig Dr. Pepper, Inc.	2.6%
42.5%

TOTAL RETURN† (Through June 30, 2023)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC^	with no sales charges or CDSC^	S&P 500® Index Total Return*	Russell 3000® Index Total Return*
Class A
One year	4.95%	10.47%	19.59%	18.95%
Three years	10.69%	12.60%	14.60%	13.89%
Five years	9.92%	11.05%	12.31%	11.39%
Ten years	10.13%	10.69%	12.86%	12.34%
Class C
One year	8.70%	9.68%	19.59%	18.95%
Three years	11.76%	11.76%	14.60%	13.89%
Five years	10.23%	10.23%	12.31%	11.39%
Ten years	9.87%	9.87%	12.86%	12.34%
Class I
One year	10.77%	10.77%	19.59%	18.95%
Three years	12.88%	12.88%	14.60%	13.89%
Five years	11.34%	11.34%	12.31%	11.39%
Since inception (02/01/17)	12.79%	12.79%	13.02%	12.31%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.20%, for Class C is 1.94% and Class I is 0.94% as set forth in the Fund’s prospectus dated May 1, 2023.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
Class A shares incur a maximum initial sales charge of 5.00%. Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Services Fund
For the six months ended June 30, 2023, the RMB Mendon Financial Services Fund, Class A shares (the “Fund”), returned -18.39% (net of fees), outperforming the NASDAQ Bank Index’s (the “Benchmark”) total return of  -24.59% for the same period.
We entered the year without exposure to the FDIC failed banks during the first half of the year. We viewed the banks that failed as overly levered to specific industries we deemed to be in a difficult operating environment and were not comfortable with those banks’ exposure to those industries. The drawdown in those stocks (SIVB, SBNY, FRC) and other volatile stocks with perceived concentration issues (PACW, WAL) helped us outperform the index as some of those stocks were included in our benchmark index with material weighting. We did own two of the winners of the FDIC bidding process for the failed banks (NYCB, FCNCA) which have outperformed significantly during the first half of the year, especially after they won the FDIC bidding process. NYCB added +192 basis points (bps) of contribution during the first half and FCNCA added +25 bps. After a difficult year for bank stocks in 2022, the first half of 2023 has continued the downward trend. Many of the future concerns for banks that caused the weak stock prices in 2022 have not yet come to fruition, but other factors have driven bank stocks down. In the first half of 2023, we have already seen some of the largest bank failures in U.S. history. The failures were not driven by credit or irrational risk taking, but rather by mismanaged balance sheets where asset and liability duration were not suitable for a rising interest rate environment at banks that were levered to specific industries, particularly venture capital, that suffer in higher interest rate environments. The positions of a few of these banks caused deposit runs, leading to insolvency and subsequent failure. We view these bank failures as idiosyncratic and not representative of the state or health of the financial services industry.
We don’t expect additional large bank failures in the near future. We also don’t anticipate a replay of the Great Financial Crisis (“GFC”), as financial institutions and the lending landscape are significantly different than in ‘08 and ‘09. Investors seem to worry that an economic recession will play out like the last major one, which is not what we expect. Capital ratios and underwriting today are influenced by the GFC. Capital is significantly higher and underwriting standards are tighter, which should give investors confidence that banks can survive and even excel in times of economic uncertainty.
As we wrote a year ago in our semi-annual letter, “Investors’ top concern, credit quality, is the main driver of current bank stock prices” remains the case. In this past year, there have been some standard one-off credit costs (higher loan reserve builds and net charge offs, resulting in higher loan loss provisions) but nothing that would indicate fear for the industry. Commercial real estate and office buildings have been of particular worry for investors and are a main point of interest in all of our meetings with bank management. As stated earlier, underwriting is tighter, and concentrations are managed better than during the GFC. In certain markets, like New York, San Francisco, or Seattle, we may see some higher credit costs (higher loan reserve builds and net charge offs, resulting in higher loan loss provisions), but we don’t expect significant pain in fast growing markets with favorable demographic trends or markets that don’t experience the high costs and industry concentrations of some of the major cities. In addition to elevated credit costs, investors now focus on deposit costs and the impact on net interest margin, ability to retain deposits, the loss potential in bond portfolios, and stalled loan growth. We view these factors as being a result of the now elevated interest rate environment and, as such, relatively temporary. We also view these as manageable on an industry-wide basis. While we note there are more concerns for banks today than a year ago, we don’t feel the low valuations in the industry are merited.
We continue to stick to our investment style of selecting smaller cap banks with lower valuations (as represented by price-to-earnings and price-to-book ratios) and similar, if not greater, growth rates, profitability, and relative safety compared to the Benchmark given these banks tend to carry more tangible equity capital. There are many examples of the “baby being thrown out with the bath water” as many banks have been looped into concerns that we don’t see for all financial institutions. Given the already tough year for bank stocks last year and the difficult first half this year, we see many opportunities to find quality, well-managed banks at attractive valuations that we believe will allow us to continue to provide alpha to investors.

RMB MENDON FINANCIAL SERVICES FUND

RMB Mendon Financial Services Fund PORTFOLIO INVESTMENTS

Industries	Long %	Short Options %	% of net assets
Banks	99.0%	-0.5%	98.5%
Financial Services	0.6%	0.0%	0.6%
	99.6%	-0.5%	99.1%
Cash & Other Assets, Less Liabilities	0.9%	0.0%	0.9%
Total	100.5%	-0.5%	100.0%
Top 10 Common Stock Holdings	% of net assets
Equity Bancshares, Inc. — Class A	6.6%
New York Community Bancorp, Inc.	6.5%
First Bancshares, Inc. (The)	6.2%
USCB Financial Holdings, Inc.	5.4%
Business First Bancshares, Inc.	4.8%
Origin Bancorp, Inc.	4.6%
Byline Bancorp, Inc.	4.4%
Veritex Holdings, Inc.	4.1%
Coastal Financial Corp.	3.6%
Bank of NT Butterfield & Son Ltd. (The)	3.5%
49.7%

TOTAL RETURN† (Through June 30, 2023)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC^	with no sales charges or CDSC^	NASDAQ Bank Index Total Return*
Class A
One year	-19.89%	-15.68%	-22.49%
Three years	12.44%	14.38%	6.06%
Five years	-2.54%	-1.54%	-3.62%
Ten years	8.09%	8.65%	5.56%
Class C
One year	-17.01%	-16.30%	-22.49%
Three years	13.53%	13.53%	6.06%
Five years	-2.27%	-2.27%	-3.62%
Ten years	7.84%	7.84%	5.56%
Class I
One year	-15.47%	-15.47%	-22.49%
Three years	14.67%	14.67%	6.06%
Five years	-1.29%	-1.29%	-3.62%
Since inception (02/01/17)	2.04%	2.04%	-1.04%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.50%, for Class C is 2.25% and Class I is 1.25% as set forth in the Fund’s prospectus dated May 1, 2023.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
Class A shares incur a maximum initial sales charge of 5.00%. Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB MENDON FINANCIAL SERVICES FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Fund
For the six months ended June 30, 2023, the RMB International Fund, Class I shares (the “Fund”), returned +11.01% (net of fees) underperforming the MSCI EAFE Index (the “Benchmark”), which returned +11.67%, as measured in U.S. dollars for the same period. While the impact of both our stock selection and sector allocation was relatively neutral, the Fund’s performance was dragged down by the higher-than-usual weight in cash it maintained during the first half of the year. The overweight in the Consumer Discretionary sector was beneficial to the Fund’s results. Stock selection was strongest in the Health Care and Industrials sectors yet detracted in the Financials and Materials sectors. The Fund’s country allocation was underweighted in Asia/Pacific (ex-Japan), neutral in Japan, and overweight in Europe through the first half of 2023. This resulted in a positive contribution to the Fund’s return, as Asia/Pacific underperformed the Benchmark through the first half of 2023.
International equity markets continued to rally through the first half of 2023, as global economic data has generally been better than feared, the eurozone largely avoided a recession, and it seems that inflation and interest rates are peaking. By region, performance was led by Japan as the country’s economy is showing signs of improvement and investors are willing to factor in what may be the end of the 30-year deflationary period. Asia ex-Japan underperformed as the highly expected China reopening lacked substantial momentum. Going forward, we remain cautiously optimistic, with the macro economy’s soft landing as our most likely scenario, while still paying attention to our risk management in case of a potential hard landing scenario. We remain disciplined in our investment process to identify high-quality businesses that we believe have proven track records to reward shareholders through full economic cycles.

RMB INTERNATIONAL FUND

RMB International Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	16.8%
Financials	15.5%
Consumer Discretionary	14.2%
Health Care	12.4%
Consumer Staples	8.9%
Information Technology	8.3%
Materials	5.5%
Energy	4.9%
Real Estate	2.1%
Utilities	2.0%
Communication Services	1.5%
92.1%
Cash & Other Assets, Less Liabilities	7.9%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
LVMH Moet Hennessy Louis Vuitton SE	5.2%
Shell PLC	4.8%
Novartis AG	4.6%
Schneider Electric SE	4.1%
Nestle S.A.	3.6%
AstraZeneca PLC	3.6%
Sampo OYJ — Class A	3.3%
Compass Group PLC	3.0%
Intertek Group PLC	3.0%
ITOCHU Corp.	2.8%
38.0%

TOTAL RETURN† (Through June 30, 2023)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI EAFE Index*
Class I
One year	14.58%	18.77%
Three years	6.72%	8.93%
Five years	0.47%	4.39%
Since inception (12/27/17)	0.15%	3.54%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Fund Class I is 0.96% as set forth in the Fund’s prospectus dated May 1, 2023.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Japan Fund
For the six months ended June 30, 2023, the RMB Japan Fund, Class I shares (the “Fund”), returned +12.35% net of fees, underperforming the MSCI Japan Index’s (the “Benchmark”) return of  +13.00%, as measured in U.S. dollars for the same period. During the period, the Fund’s underperformance was primarily driven by a suboptimal allocation effect, despite favorable stock selection. We estimate that cash drag was the primary driver of the negative allocation effect, in the context of the strong equity market rally during the first half of the year.
Within sector allocation, being underweight in Health Care and overweight in Consumer Discretionary contributed positively to the Fund’s performance, while being underweight in Information Technology and Industrials had negative impacts. Stock selection was strong in many sectors, including Communication Services, Consumer Discretionary, Financials, Materials, and Utilities thanks to our stock picking among game developers, apparel retailers, automakers, large banks, specialty chemicals, and electric utilities companies. On the other hand, the positive allocation effects in Health Care and Consumer Staples were more than offset by weak stock selection among pharmaceuticals and a large exposure to household products. The total contribution of Information Technology was also weak due to our unfavorable stock selection within the semiconductor equipment space.
While we remain cautious about the global macroeconomic environment, we continue to believe that Japan’s economic outlook appears relatively favorable in comparison to other developed economies, and global investors are becoming increasingly aware of this fact. We believe that the country is approaching a significant turning point, marking the beginning of a multi-generational shift away from the long-standing deflationary trend of the past 30 years. With more allocators redirecting their focus away from the U.S. towards other regions, including Asia, Japan emerges as an attractive first destination due to its improving economic activities, stable yet rising inflation, low valuations, and favorable policy support underscored by the low interest rate policy maintained at the Bank of Japan.
Despite its recent relative outperformance, we believe Japan’s equity market continues to be undervalued, compared both to other developed market counterparts and to its own historical levels. Given the growing economic momentum within the country, we believe that investing in Japan presents an appealing risk-reward profile throughout the current market cycle. We remain committed to identifying and investing in attractively valued stocks that possess the potential to outperform over a full market cycle.

RMB JAPAN FUND

RMB Japan Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Consumer Discretionary	19.8%
Industrials	18.5%
Financials	12.2%
Information Technology	9.4%
Communication Services	7.4%
Health Care	5.3%
Consumer Staples	3.8%
Materials	3.5%
Real Estate	3.2%
Utilities	2.0%
Energy	0.9%
86.0%
Cash & Other Assets, Less Liabilities	14.0%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Mitsubishi UFJ Financial Group, Inc.	8.0%
ITOCHU Corp.	7.5%
Sanyo Shokai Ltd.	5.4%
Hitachi Ltd.	4.0%
Murata Manufacturing Co. Ltd.	3.6%
Takuma Co. Ltd.	3.4%
Mitsui Fudosan Co. Ltd.	3.2%
Nintendo Co. Ltd.	3.0%
Kao Corp.	2.9%
Sony Group Corp.	2.8%
43.8%

TOTAL RETURN† (Through June 30, 2023)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI Japan Index*
Class I
One year	15.94%	18.14%
Three years	4.44%	5.70%
Five years	1.97%	3.13%
Since inception (12/27/17)	1.26%	2.43%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Japan Fund Class I is 1.64% (gross) and 1.31% (after fee waiver and expense reimbursement pursuant to an Expense Limitation Agreement effective through April 30, 2024. See Note 5) as set forth in the Fund’s prospectus dated May 1, 2023.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB JAPAN FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Small Cap Fund
For the six months ended June 30, 2023, the RMB Small Cap Fund, Class I shares (the “Fund”), returned +9.55% (net of fees), outperforming the Russell 2000® Index’s (the “Benchmark”) total return of  +8.09% for the same period.
Stock selection within the Healthcare and Information Technology sectors contributed most positively to the Fund’s returns for the period. Stock selection in the Financials and Industrial sectors detracted from the Fund’s relative performance. Our technology holdings delivered strong financial results. The Fund’s holdings of Monolithic Power Systems, Inc. (MPWR) and MKS Instruments, Inc. (MKSI), which are part of the NVIDIA Corp. (NVDA) ecosystem, were boosted by the shock related to NVDA’s blowout quarterly earnings associated with chips that power artificial intelligence. We believe Financials offer very attractive long-term values but may not perform until the Fed’s rate hiking cycle is done. In our view, the key to understanding whether the recent 15% rally in stocks from the October 13th lows is the beginningof a new secular bull market or a bear market trap still depends on how quickly inflation aligns with the Fed’s target of 2% and whether the economy has a soft or hard landing. Inflation trends are encouraging but still above target. Economic trends are mixed and corporate profits are decelerating but generally not as much as expected. If a soft landing is achieved, the downside would be more modest, with a potentially large upside when the Fed pivots to less hawkishness. We are watching credit spreads to help us get a read on which scenario is most likely. So far, credit spreads remain below long-term historical averages. Given our quality bias, we believe the Fund is positioned well on a relative basis if credit spreads widen, and the economy continues to slow. If credit spreads do widen on a deeper recession, our plan is to selectively add companies in the tails of the corporate life cycle (See definitions below — Rockets on the left, Turn Arounds on the right) to strategically add portfolio risk like we did during the COVID-19 bear market in March 2020.
As always, we believe the companies we invest in demonstrate high managerial skill in capital allocation and adaptability, which creates value for customers, employees, communities, and shareholders.
Life Cycle Definitions:
Life Cycle Stages
Rockets: These are hyper-growth, early-stage companies which consume a lot of capital as they try to execute their business model. Typically, they are innovative with new products, new services, or new business processes that may threaten the status quo of existing larger companies. Upside potential may be huge, but so is downside risk. Volatility is high, and results are often binary.
Golden Goodies: These are Rockets that have survived and proven that they have viable long-term business models. They have historically tended to grow faster than the overall market and need to beat the fade in returns by continuing to fend off competitive threats. These have a history of being classic asset compounders and will continue to create wealth for as long as they can beat that fade.
Falling Angels: These are Golden Goodies whose growth rates have slowed because they have become so large or their economic returns have been falling because of competitive threats or an inability to find reinvestment opportunities at current high rates of return.
Corks: These are mature companies where the economic returns approximate the cost of capital. Asset growth does not add or destroy value, so improving the level of economic return is critical to their success.
Turn Arounds: These distressed companies are the victims of overcapacity, weak competitive position, or poor capital allocation. In order to be successful, they must divest the lower return segments of their overall business.

RMB SMALL CAP FUND

RMB Small Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	19.3%
Information Technology	17.6%
Health Care	15.9%
Financials	11.1%
Real Estate	9.5%
Consumer Discretionary	9.3%
Materials	7.9%
Energy	5.0%
Utilities	1.4%
97.0%
Cash & Other Assets, Less Liabilities	3.0%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
West Pharmaceutical Services, Inc.	4.1%
Monolithic Power Systems, Inc.	3.5%
PTC, Inc.	3.4%
Eagle Materials, Inc.	3.3%
EastGroup Properties, Inc.	3.3%
Pool Corp.	3.2%
Curtiss-Wright Corp.	3.0%
ITT, Inc.	3.0%
Kadant, Inc.	2.9%
Carpenter Technology Corp.	2.7%
32.4%

TOTAL RETURN† (Through June 30, 2023)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2000® Index*
Class I
One year	9.38%	12.31%
Three years	10.83%	10.82%
Five years	5.90%	4.21%
Ten years	8.41%	8.26%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Small Cap Fund Class I is 1.14% (gross) and 0.96% (after fee waiver and expense reimbursement pursuant to an Expense Limitation Agreement effective through April 30, 2024. See Note 5) as set forth in the Fund’s prospectus dated May 1, 2023.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB SMALL CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB SMID Cap Fund
For the six months ended June 30, 2023, the RMB SMID Cap Fund, Class I shares (the “Fund”), returned +9.59% (net of fees), outperforming the Russell 2500® Index’s (the “Benchmark”) total return of  +8.79% for the same period.
Stock selection within the Healthcare and Information Technology sectors contributed most positively to the Fund’s returns for the period. Stock selection in the Financials and Consumer Discretionary sectors detracted from the Fund’s relative performance. Our technology holdings delivered strong financial results. The Fund’s holdings of Monolithic Power Systems, Inc. (MPWR) and MKS Instruments, Inc. (MKSI), which are part of the NVIDIA Corp. (NVDA) ecosystem, were boosted by the shock related to NVDA’s blowout quarterly earnings associated with chips that power artificial intelligence. We believe Financials offer very attractive long-term values but may not perform until the Fed’s rate hiking cycle is done. In our view, the key to understanding whether the recent 15% rally in stocks from the October 13th lows is the beginning of a new secular bull market or a bear market trap still depends on how quickly inflation aligns with the Fed’s target of 2% and whether the economy has a soft or hard landing. Inflation trends are encouraging but still above target. Economic trends are mixed and corporate profits are decelerating but generally not as much as expected. If a soft landing is achieved, downside would be more modest, with a potentially large upside when the Fed pivots to less hawkishness. We are watching credit spreads to help us get a read on which scenario is most likely. So far credit spreads remain below long-term historical averages. Given our quality bias, we believe the Fund is positioned well on a relative basis if credit spreads widen, and the economy continues to slow. If credit spreads do widen on a deeper recession, our plan is to selectively add companies in the tails of the corporate life cycle (Rockets on the left, Turn Arounds on the right) to strategically add portfolio risk like we did during the COVID-19 bear market in March 2020.
As always, we believe the companies we invest in demonstrate high managerial skill in capital allocation and adaptability, which creates value for customers, employees, communities, and shareholders.
Life Cycle Definitions:
Life Cycle Stages
Rockets: These are hyper-growth, early-stage companies which consume a lot of capital as they try to execute their business model. Typically, they are innovative with new products, new services, or new business processes that may threaten the status quo of existing larger companies. Upside potential may be huge, but so is downside risk. Volatility is high, and results are often binary.
Golden Goodies: These are Rockets that have survived and proven that they have viable long-term business models. They have historically tended to grow faster than the overall market and need to beat the fade in returns by continuing to fend off competitive threats. These have a history of being classic asset compounders and will continue to create wealth for as long as they can beat that fade.
Falling Angels: These are Golden Goodies whose growth rates have slowed because they have become so large or their economic returns have been falling because of competitive threats or an inability to find reinvestment opportunities at current high rates of return.
Corks: These are mature companies where the economic returns approximate the cost of capital. Asset growth does not add or destroy value, so improving the level of economic return is critical to their success.
Turn Arounds: These distressed companies are the victims of overcapacity, weak competitive position, or poor capital allocation. In order to be successful, they must divest the lower return segments of their overall business.

RMB SMID CAP FUND

RMB SMID Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	23.6%
Information Technology	17.0%
Health Care	13.1%
Financials	11.9%
Consumer Discretionary	11.2%
Materials	10.0%
Real Estate	7.0%
Energy	4.1%
Consumer Staples	1.3%
99.2%
Cash & Other Assets, Less Liabilities	0.8%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Copart, Inc.	4.6%
Fair Isaac Corp.	3.6%
Watsco, Inc.	3.4%
PTC, Inc.	3.2%
Monolithic Power Systems, Inc.	3.2%
EastGroup Properties, Inc.	3.2%
West Pharmaceutical Services, Inc.	3.1%
Markel Corp.	3.0%
Eagle Materials, Inc.	2.9%
Avery Dennison Corp.	2.9%
33.1%

TOTAL RETURN† (Through June 30, 2023)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2500TM Index*
Class I
One year	13.11%	13.58%
Three years	13.82%	12.29%
Five years	9.56%	6.55%
Ten years	10.20%	9.38%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB SMID Cap Fund Class I is 0.92% (gross) and 0.81% (after fee waiver and expense reimbursement pursuant to an Expense Limitation Agreement effective through April 30, 2024. See Note 5) as set forth in the Fund’s prospectus dated May 1, 2023.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB SMID CAP FUND

Fund Information (Unaudited)

About Fund Performance
Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Performance figures shown for the S&P 500® Index Total Return, the Russell 3000® Index Total Return (the RMB Fund’s Benchmarks), and the NASDAQ Bank Index Total Return (the RMB Mendon Financial Services Fund's Benchmark) each reflect reinvestment of dividends in the Benchmark. Performance figures shown for other Benchmarks do not reflect the reinvestment of dividends in the Benchmark. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Fund Risks
Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion.
The RMB Mendon Financial Services Fund is a sector fund. These types of funds may be susceptible to factors affecting the sector in which they invest (financial services), and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of sectors. Because the Fund concentrates its investments in one sector of the economy, investors should consider the risk that the Fund may experience greater volatility than funds that invest across several sectors. The Fund utilizes derivative instruments, including futures and options, which can have increased price volatility, liquidity risk, and risk of loss.
The RMB International Fund and RMB Japan Fund invest in foreign securities which may be more volatile than U.S. securities and are also subject to risks of currency exchange rate fluctuation, illiquidity, inflation, and political instability. The RMB Small Cap Fund and the RMB SMID Cap Fund invest primarily in companies with small and small-to-medium market capitalizations, respectively. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Each Fund’s prospectus contains more information about these and other risks.
Market Indexes
The following are definitions for indexes used in Management’s Discussion of each Fund’s performance and the accompanying performance summary tables. These indexes are unmanaged and do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to evaluate performance of a specific Fund and other indexes may portray different comparative performance.
The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 15.6 trillion in assets indexed or benchmarked to the index, with index assets comprising approximately USD 7.1 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
The NASDAQ Bank Index includes securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark (ICB) as Banks. The NASDAQ Bank Index performance data quoted above are total return numbers.
MSCI Europe, Australasia, and Far East (EAFE®) Index* is an equity index which captures large- and mid-cap representation across Developed Markets1 countries around the world, excluding the U.S. and Canada. With 795 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
The MSCI Japan Index* is designed to measure the performance of the large- and mid-cap segments of the Japanese market. With approximately 237 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The index does not reflect investment management fees, brokerage commissions, or other expenses associated with investing in equity securities.
The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The index does not reflect investment management fees, brokerage commissions, or other expenses associated with investing in equity securities.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.

1
Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K.

*
Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

FUND INFORMATION

Fund Information (Unaudited)

The management’s discussion of fund performance reflects the opinions of Fund managers as of June 30, 2023. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Portfolio Holdings in this report for a complete list of Fund holdings as of June 30, 2023.
Basis Point (bps) is a unit that is equal to 1/100th of 1%.
The price-earnings ratio (P/E ratio) relates a company’s share price to its earnings per share. A high P/E ratio could mean that a company’s stock is over-valued, or that investors are expecting high growth rates in the future.
The Price-to-Book (P/B) ratio measures the market’s valuation of a company relative to its book value. P/B ratios under 1 are typically considered solid investments.
Alpha is the return on an investment that is incrementally more than a benchmark index.

            FUND INFORMATION

RMB Fund
 Portfolio Holdings   As of June 30, 2023 (Unaudited)
		Number of Shares	Value
	Common Stocks 99.8% (percentage of net assets)
	COMMUNICATION SERVICES 7.8%
*	Alphabet, Inc. — Class A	58,740	$7,031,178
*	Walt Disney Co. (The)	16,000	1,428,480
			8,459,658
	CONSUMER DISCRETIONARY 10.4%
*	Amazon.com, Inc.	33,000	4,301,880
*	Booking Holdings, Inc.	923	2,492,405
	TJX Cos., Inc. (The)	28,030	2,376,664
	Vail Resorts, Inc.	8,800	2,215,488
			11,386,437
	CONSUMER STAPLES 7.4%
	Diageo PLC — ADR	16,500	2,862,420
	Dollar General Corp.	14,270	2,422,761
	Keurig Dr. Pepper, Inc.	89,109	2,786,438
			8,071,619
	FINANCIALS 17.2%
	Chubb Ltd.	11,700	2,252,952
	CME Group, Inc.	13,000	2,408,770
	JPMorgan Chase & Co.	14,200	2,065,248
	MarketAxess Holdings, Inc.	8,500	2,222,070
	Morgan Stanley	21,706	1,853,692
	Progressive Corp. (The)	12,000	1,588,440
	S&P Global, Inc.	6,139	2,461,064
	Visa, Inc. — Class A	16,645	3,952,854
			18,805,090
	HEALTH CARE 14.5%
	Becton, Dickinson and Co.	11,100	2,930,511
	Cooper Cos., Inc. (The)	8,200	3,144,126
	Danaher Corp.	8,000	1,920,000
*	Edwards Lifesciences Corp.	18,500	1,745,105
	STERIS PLC	9,864	2,219,203
	UnitedHealth Group, Inc.	5,360	2,576,230
	Zoetis, Inc.	7,300	1,257,133
			15,792,308
	INDUSTRIALS 5.5%
	AMETEK, Inc.	8,200	1,327,416
	Nordson Corp.	10,700	2,655,526
	Union Pacific Corp.	9,700	1,984,814
			5,967,756
	INFORMATION TECHNOLOGY 31.4%
	Accenture PLC — Class A	6,700	2,067,486
	Analog Devices, Inc.	11,506	2,241,484
	Apple, Inc.	28,780	5,582,457
	CDW Corp.	17,100	3,137,850
	Entegris, Inc.	13,000	1,440,660
		Number of Shares	Value
	Intuit, Inc.	3,400	$1,557,846
	Microsoft Corp.	31,224	10,633,021
*	Palo Alto Networks, Inc.	5,700	1,456,407
*	PTC, Inc.	12,900	1,835,670
*	Synopsys, Inc.	5,100	2,220,591
*	Tyler Technologies, Inc.	5,150	2,144,820
			34,318,292
	MATERIALS 2.4%
	Avery Dennison Corp.	15,400	2,645,720
	REAL ESTATE 3.2%
	American Tower Corp.	11,500	2,230,310
	Equinix, Inc.	1,600	1,254,304
			3,484,614
	Total Common Stocks (Cost: $59,439,643)		108,931,494
	Short-Term Investments 0.2% (percentage of net assets)
	MONEY MARKET FUNDS 0.2%
	First American Government Obligations Fund — Class X — 5.01% a	197,957	197,957
	Total Short-Term Investments (Cost: $197,957)		197,957
	Total Investments 100.0% (Cost: $59,637,600)		$109,129,451
	Cash and other assets, less liabilities 0.0%		18,712
	Net Assets 100.0%		$109,148,163

ADR
American Depositary Receipt

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

RMB FUND

See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of June 30, 2023 (Unaudited)
		Number of Shares	Value
	Common Stocks 99.6% (percentage of net assets)
	BANKS 99.0%
	Amerant Bancorp, Inc.	155,000	$2,664,450
	Ameris Bancorp a,b	90,000	3,078,900
	Atlantic Union Bankshares Corp.	50,000	1,297,500
	Banc of California, Inc.	275,000	3,184,500
	Bank of NT Butterfield & Son Ltd. (The)	200,000	5,472,000
	Business First Bancshares, Inc.	490,000	7,384,300
	Byline Bancorp, Inc.	375,000	6,783,750
	Cadence Bank	40,000	785,600
	Civista Bancshares, Inc.	200,000	3,480,000
*	Coastal Financial Corp.	150,000	5,647,500
	Colony Bankcorp, Inc.	140,000	1,318,800
	ConnectOne Bancorp, Inc.	75,000	1,244,250
	Equity Bancshares, Inc. — Class A	450,000	10,251,000
	FB Financial Corp. a,b	175,000	4,908,750
	First Bancshares, Inc. (The)	375,000	9,690,000
	First Horizon Corp.	100,000	1,127,000
	First Interstate BancSystem, Inc. — Class A	175,000	4,172,000
	Home BancShares, Inc.	100,000	2,280,000
	Lakeland Bancorp, Inc.	150,000	2,008,500
	Live Oak Bancshares, Inc. a,b	150,000	3,946,500
*	Metropolitan Bank Holding Corp.	40,000	1,389,200
	NBT Bancorp, Inc.	40,000	1,274,000
	New York Community Bancorp, Inc.a,b	899,170	10,106,671
*	Nicolet Bankshares, Inc.	50,000	3,395,500
	OceanFirst Financial Corp.	150,000	2,343,000
	Old Second Bancorp, Inc.	300,000	3,918,000
	Origin Bancorp, Inc.	245,000	7,178,500
	Primis Financial Corp.	600,000	5,052,000
	Provident Financial Services, Inc.	150,000	2,451,000
	Shore Bancshares, Inc.	100,000	1,156,000
	SmartFinancial, Inc.	71,966	1,547,989
	Southern States Bancshares, Inc.	140,000	2,954,000
	Stellar Bancorp, Inc.	100,000	2,289,000
*	Triumph Financial, Inc. a,b	50,000	3,036,000
	United Community Banks, Inc.	30,000	749,700
*	USCB Financial Holdings, Inc.	828,269	8,448,344
	Valley National Bancorp a,b	125,000	968,750
	Veritex Holdings, Inc.	350,000	6,275,500
	VersaBank	636,784	4,763,144
	Wells Fargo & Co.	50,000	2,134,000
	Wintrust Financial Corp. a,b	25,000	1,815,500
			153,971,098
	FINANCIAL SERVICES 0.6%
	EVERTEC, Inc.	25,000	920,750
	Total Common Stocks (Cost: $161,057,866)		154,891,848
		Number of Shares	Value
	Warrants 0.0% (percentage of net assets)
	FINANCIAL SERVICES 0.0%
*	Global Blue Group Holding AG	88,343	$9,939
	Total Warrants (Cost: $65,374)		9,939
	Short-Term Investments 0.4% (percentage of net assets)
	MONEY MARKET FUNDS 0.4%
	First American Government Obligations Fund — Class X — 5.01% c	685,208	685,208
	Total Short-Term Investments (Cost: $685,208)		685,208
	Total Investments 100.0% (Cost: $161,808,448)		$155,586,995
	Call option written (0.5)% (Premiums received: $874,600)		(756,875)
	Cash and other assets, less liabilities 0.5%		710,836
	Net Assets 100.0%		$155,540,956

            RMB MENDON FINANCIAL SERVICES FUND
See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of June 30, 2023 (Unaudited)
	Number of Contracts	Value
Call Option Written (0.5)% (percentage of net assets)
BANKS (0.5)%
Ameris Bancorp
@ 40, Notional Amount: $(1,000,000), due Oct 23	(250)	$(37,500)
@ 45, Notional Amount: $(1,125,000), due Oct 23	(250)	(7,500)
@ 55, Notional Amount: $(1,375,000), due Jul 23 d	(250)	—
FB Financial Corp.
@ 35, Notional Amount: $(875,000), due Oct 23	(250)	(35,625)
@ 40, Notional Amount: $(1,000,000), due Jul 23 d	(250)	—
Live Oak Bancshares, Inc.
@ 35, Notional Amount: $(875,000), due Sep 23 d	(250)	—
@ 40, Notional Amount: $(2,000,000), due Sep 23 d	(500)	—
New York Community Bancorp, Inc.
@ 13, Notional Amount: $(1,950,000), due Jan 24	(1,500)	(56,250)
Triumph Financial, Inc.
@ 55, Notional Amount: $(1,375,000), due Aug 23	(250)	(188,750)
@ 55, Notional Amount: $(1,375,000), due Nov 23	(250)	(277,500)
Valley National Bancorp
@ 10, Notional Amount: $(750,000), due Jan 24	(750)	(28,125)
Wintrust Financial Corp.
@ 75, Notional Amount: $(1,875,000), due Dec 23	(250)	(125,625)
		(756,875)
Total Call Option Written (Including premiums received of $874,600)		(756,875)
*
Indicates securities that do not produce income.

a
Securities or partial securities on which call options were written.

b
Security or partial security segregated as collateral for written options. For the written options, the Fund is required to establish a margin account with the broker. The aggregate market value of collateral posted was $13,060,250.

c
Rate quoted is seven-day yield at period end.

d
Fair-valued security. (Note 13)

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

RMB MENDON FINANCIAL SERVICES FUND

See Notes to Financial Statements

RMB International Fund
 Portfolio Holdings   As of June 30, 2023 (Unaudited)
	Number of Shares	Value
Common Stocks 92.1% (percentage of net assets)
AUSTRALIA 1.5%
National Australia Bank Ltd.	239,770	$4,217,052
DENMARK 1.2%
Novozymes A/S — Class B	69,853	3,259,278
FINLAND 3.3%
Sampo OYJ — Class A	198,231	8,903,061
FRANCE 11.9%
Dassault Systemes SE	159,425	7,064,295
LVMH Moet Hennessy Louis Vuitton SE	14,843	13,995,682
Schneider Electric SE	61,424	11,159,339
		32,219,316
GERMANY 3.6%
Bayerische Motoren Werke AG	44,490	5,472,599
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	11,155	4,187,738
		9,660,337
IRELAND 2.7%
Kerry Group PLC — Class A	75,809	7,399,210
ITALY 1.7%
Stevanato Group SpA	144,787	4,688,203
JAPAN 20.3%
FANUC Corp.	110,500	3,879,174
ITOCHU Corp.	192,600	7,650,372
Kansai Electric Power Co., Inc. (The)	430,100	5,396,210
Mitsubishi UFJ Financial Group, Inc.	967,600	7,132,251
Mitsui Fudosan Co. Ltd.	283,700	5,654,542
Murata Manufacturing Co. Ltd.	92,123	5,291,631
Nintendo Co. Ltd.	90,900	4,143,979
ORIX Corp.	219,500	4,002,846
Recruit Holdings Co. Ltd.	36,400	1,161,718
Sony Group Corp.	45,600	4,116,322
Stanley Electric Co. Ltd.	60,100	1,217,996
Subaru Corp.	292,846	5,515,396
		55,162,437
NETHERLANDS 2.3%
ASML Holding N.V.	8,682	6,297,318
SWEDEN 2.5%
Atlas Copco AB — Class A	277,024	3,999,363
Svenska Handelsbanken AB — Class A	322,489	2,699,959
		6,699,322
SWITZERLAND 13.7%
Lonza Group AG	11,644	6,959,768
Nestle S.A.	81,665	9,823,614
	Number of Shares	Value
Novartis AG	122,729	$12,373,469
Sika AG	14,646	4,194,624
STMicroelectronics N.V.	76,339	3,807,295
		37,158,770
UNITED KINGDOM 27.4%
Anglo American PLC	265,428	7,557,682
AstraZeneca PLC	67,580	9,687,901
BAE Systems PLC	226,091	2,665,900
Compass Group PLC	294,133	8,236,667
Diageo PLC	163,597	7,033,213
Intertek Group PLC	148,494	8,049,570
Lloyds Banking Group PLC	10,014,036	5,551,278
London Stock Exchange Group PLC	51,174	5,446,634
Rentokil Initial PLC	881,164	6,889,579
Shell PLC	440,398	13,137,841
		74,256,265
Total Common Stocks (Cost: $212,117,853)		249,920,569
Short-Term Investments 6.1% (percentage of net assets)
MONEY MARKET FUNDS 6.1%
First American Government Obligations Fund — Class X — 5.01% a	13,369,776	13,369,776
First American Treasury Obligations Fund — Class X — 5.03% a	3,041,066	3,041,066
		16,410,842
Total Short-Term Investments (Cost: $16,410,842)		16,410,842
Total Investments 98.2% (Cost: $228,528,695)		$266,331,411
Cash and other assets, less liabilities 1.8%		4,942,222
Net Assets 100.0%		$271,273,633

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB INTERNATIONAL FUND
See Notes to Financial Statements

RMB Japan Fund
 Portfolio Holdings   As of June 30, 2023 (Unaudited)
	Number of Shares	Value
Common Stocks — Japan 86.0%
(percentage of net assets)
COMMUNICATION SERVICES 7.4%
Amuse, Inc.	36,700	$460,497
GungHo Online Entertainment, Inc.	12,100	238,268
Nintendo Co. Ltd.	16,500	752,207
TV Asahi Holdings Corp.	32,000	365,529
		1,816,501
CONSUMER DISCRETIONARY 19.8%
Isuzu Motors Ltd.	52,100	632,037
Nikon Corp.	43,600	566,054
Ohashi Technica, Inc.	19,300	213,413
Sanyo Shokai Ltd.	99,100	1,323,485
Sony Group Corp.	7,528	679,554
Stanley Electric Co. Ltd.	21,600	437,749
Subaru Corp.	53,329	1,004,387
		4,856,679
CONSUMER STAPLES 3.8%
Kao Corp.	19,500	707,653
Yakult Honsha Co. Ltd.	3,600	227,686
		935,339
ENERGY 0.9%
Inpex Corp.	20,700	227,420
FINANCIALS 12.2%
Mitsubishi UFJ Financial Group, Inc.	265,900	1,959,968
ORIX Corp.	27,839	507,677
Sompo Holdings, Inc.	12,100	542,918
		3,010,563
HEALTH CARE 5.3%
Shionogi & Co. Ltd.	15,800	666,435
Sysmex Corp.	5,800	397,282
Takeda Pharmaceutical Co. Ltd.	7,600	238,812
		1,302,529
INDUSTRIALS 18.5%
FANUC Corp.	14,000	491,479
Hitachi Ltd.	15,680	974,928
ITOCHU Corp.	46,700	1,854,997
Mitsui OSK Lines Ltd.	4,900	117,890
Recruit Holdings Co. Ltd.	8,400	268,089
Takuma Co. Ltd.	82,692	851,241
		4,558,624
INFORMATION TECHNOLOGY 9.4%
Keyence Corp.	800	380,125
Kyocera Corp.	9,300	505,567
Murata Manufacturing Co. Ltd.	15,335	880,857
Ulvac, Inc.	12,700	541,651
		2,308,200
MATERIALS 3.5%
Nippon Steel Corp.	21,200	443,701
Shin-Etsu Chemical Co. Ltd.	12,295	410,874
		854,575
REAL ESTATE 3.2%
Mitsui Fudosan Co. Ltd.	39,400	785,298
	Number of Shares	Value
UTILITIES 2.0%
Kansai Electric Power Co., Inc. (The)	39,100	$490,564
Total Common Stocks (Cost: $17,093,882)		21,146,292
Short-Term Investments 9.8%
(percentage of net assets)
MONEY MARKET FUNDS 9.8%
First American Government Obligations Fund — Class X — 5.01% a	1,205,429	1,205,429
First American Treasury Obligations Fund — Class X — 5.03% a	1,205,430	1,205,430
		2,410,859
Total Short-Term Investments (Cost: $2,410,859)		2,410,859
Total Investments 95.8% (Cost: $19,504,741)		$23,557,151
Cash and other assets, less liabilities 4.2%		1,033,960
Net Assets 100.0%		$24,591,111

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

RMB JAPAN FUND

See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of June 30, 2023 (Unaudited)
		Number of Shares	Value
	Common Stocks 97.0%
	(percentage of net assets)
	AEROSPACE & DEFENSE 3.0%
	Curtiss-Wright Corp.	15,934	$2,926,438
	AUTOMOBILE COMPONENTS 4.7%
*	Fox Factory Holding Corp.	23,267	2,524,702
*	Visteon Corp.	13,908	1,997,328
			4,522,030
	BANKS 7.0%
	Seacoast Banking Corp. of Florida	93,837	2,073,798
	Stock Yards Bancorp, Inc.	27,628	1,253,482
	TriCo Bancshares	76,983	2,555,836
*	Triumph Financial, Inc.	9,037	548,727
	Veritex Holdings, Inc.	18,453	330,862
			6,762,705
	BIOTECHNOLOGY 3.2%
*	Allogene Therapeutics, Inc.	38,835	193,010
*	CareDx, Inc.	21,402	181,917
*	Caribou Biosciences, Inc.	41,486	176,316
*	CRISPR Therapeutics AG	14,378	807,181
*	Intellia Therapeutics, Inc.	12,630	515,051
*	Iovance Biotherapeutics, Inc.	34,791	244,929
*	PTC Therapeutics, Inc.	10,858	441,595
*	Veracyte, Inc.	20,239	515,487
			3,075,486
	BUILDING PRODUCTS 1.6%
*	Trex Co., Inc.	23,609	1,547,806
	CAPITAL MARKETS 1.8%
	Stifel Financial Corp.	29,888	1,783,417
	CONSTRUCTION & ENGINEERING 2.0%
	Valmont Industries, Inc.	6,628	1,929,079
	CONSTRUCTION MATERIALS 3.3%
	Eagle Materials, Inc.	16,982	3,165,784
	CONTAINERS & PACKAGING 1.9%
	AptarGroup, Inc.	15,893	1,841,363
	DISTRIBUTORS 3.2%
	Pool Corp.	8,344	3,125,996
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 1.9%
	Badger Meter, Inc.	12,139	1,791,231
	EQUITY REAL ESTATE INVESTMENT 9.5%
	Community Healthcare Trust, Inc.	30,581	1,009,785
	EastGroup Properties, Inc.	18,196	3,158,825
	Essential Properties Realty Trust, Inc.	77,291	1,819,430
		Number of Shares	Value
	PotlatchDeltic Corp.	47,272	$2,498,325
	UMH Properties, Inc.	42,504	679,214
			9,165,579
	GAS UTILITIES 1.4%
	Chesapeake Utilities Corp.	11,612	1,381,828
	HEALTH CARE EQUIPMENT & SUPPLIES 3.5%
*	Neogen Corp.	65,490	1,424,408
*	Omnicell, Inc.	27,302	2,011,338
			3,435,746
	INSURANCE 2.3%
	American Financial Group, Inc.	18,465	2,192,719
	LIFE SCIENCES TOOLS & SERVICES 7.8%
*	BioLife Solutions, Inc.	55,043	1,216,450
*	Repligen Corp.	16,678	2,359,270
	West Pharmaceutical Services, Inc.	10,479	4,007,903
			7,583,623
	MACHINERY 8.5%
	ITT, Inc.	30,893	2,879,537
	Kadant, Inc.	12,741	2,829,776
	Lincoln Electric Holdings, Inc.	5,598	1,111,931
*	RBC Bearings, Inc.	6,411	1,394,200
			8,215,444
	METALS & MINING 2.7%
	Carpenter Technology Corp.	47,007	2,638,503
	OIL, GAS & CONSUMABLE FUELS 4.9%
	Devon Energy Corp.	26,464	1,279,270
	Matador Resources Co.	34,232	1,791,018
	Range Resources Corp.	58,444	1,718,254
			4,788,542
	PHARMACEUTICALS 1.4%
*	Catalent, Inc.	30,640	1,328,550
	PROFESSIONAL SERVICES 2.6%
	Exponent, Inc.	27,427	2,559,488
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 5.0%
	MKS Instruments, Inc.	13,942	1,507,130
	Monolithic Power Systems, Inc.	6,197	3,347,806
			4,854,936
	SOFTWARE 10.8%
*	Digimarc Corp.	21,355	628,691
*	Fair Isaac Corp.	3,177	2,570,860
*	Five9, Inc.	12,413	1,023,452
*	PTC, Inc.	23,081	3,284,426
*	Q2 Holdings, Inc.	20,748	641,113
*	Tyler Technologies, Inc.	5,480	2,282,256
			10,430,798

            RMB SMALL CAP FUND
See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of June 30, 2023 (Unaudited)
	Number of Shares	Value
TEXTILES, APPAREL & LUXURY GOODS 1.4%
Columbia Sportswear Co.	18,010	$1,391,092
TRADING COMPANIES & DISTRIBUTORS 1.6%
Applied Industrial Technologies, Inc.	10,366	1,501,308
Total Common Stocks (Cost: $55,663,069)		93,939,491
Short-Term Investments 2.1%
(percentage of net assets)
MONEY MARKET FUNDS 2.1%
First American Government Obligations Fund — Class X — 5.01% a	2,042,639	2,042,639
Total Short-Term Investments (Cost: $2,042,639)		2,042,639
Total Investments 99.1% (Cost: $57,705,708)		$95,982,130
Cash and other assets, less liabilities 0.9%		847,686
Net Assets 100.0%		$96,829,816

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

RMB SMALL CAP FUND

See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of June 30, 2023 (Unaudited)
		Number of Shares	Value
	Common Stocks 99.2% (percentage of net assets)
	AEROSPACE & DEFENSE 3.2%
	Curtiss-Wright Corp.	7,989	$1,467,260
	HEICO Corp.	7,716	1,365,269
			2,832,529
	AUTOMOBILE COMPONENTS 3.6%
*	Fox Factory Holding Corp.	9,592	1,040,828
*	Visteon Corp.	14,475	2,078,755
			3,119,583
	BANKS 4.1%
	Pinnacle Financial Partners, Inc.	35,115	1,989,265
	Webster Financial Corp.	43,194	1,630,573
			3,619,838
	BIOTECHNOLOGY 1.6%
*	Caribou Biosciences, Inc.	20,874	88,715
*	CRISPR Therapeutics AG	9,153	513,849
*	Exact Sciences Corp.	4,958	465,556
*	Intellia Therapeutics, Inc.	7,500	305,850
			1,373,970
	BUILDING PRODUCTS 3.6%
	Carlisle Cos., Inc.	8,367	2,146,386
*	Trex Co., Inc.	15,846	1,038,864
			3,185,250
	CAPITAL MARKETS 1.1%
	Stifel Financial Corp.	16,276	971,189
	CHEMICALS 1.4%
	RPM International, Inc.	13,789	1,237,287
	COMMERCIAL SERVICES & SUPPLIES 4.6%
*	Copart, Inc.	44,542	4,062,676
	CONSTRUCTION MATERIALS 2.9%
	Eagle Materials, Inc.	13,733	2,560,106
	CONSUMER STAPLES DISTRIBUTION 1.3%
*	BJ’s Wholesale Club Holdings, Inc.	18,376	1,157,872
	CONTAINERS & PACKAGING 2.9%
	Avery Dennison Corp.	14,853	2,551,745
	DISTRIBUTORS 1.6%
	Pool Corp.	3,636	1,362,191
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 3.8%
*	Teledyne Technologies, Inc.	5,827	2,395,538
*	Trimble, Inc.	17,002	900,086
			3,295,624
		Number of Shares	Value
	EQUITY REAL ESTATE INVESTMENT 7.0%
	Alexandria Real Estate Equities, Inc.	10,807	$1,226,487
	EastGroup Properties, Inc.	15,959	2,770,482
	PotlatchDeltic Corp.	41,438	2,189,998
			6,186,967
	FINANCIAL SERVICES 1.3%
	Jack Henry & Associates, Inc.	6,750	1,129,477
	GROUND TRANSPORTATION 2.5%
	Old Dominion Freight Line, Inc.	5,900	2,181,525
	HEALTH CARE EQUIPMENT & SUPPLIES 1.5%
*	IDEXX Laboratories, Inc.	1,647	827,173
*	Insulet Corp.	1,748	504,018
			1,331,191
	HOTELS, RESTAURANTS & LEISURE 2.6%
	Vail Resorts, Inc.	9,210	2,318,710
	HOUSEHOLD DURABLES 1.7%
*	NVR, Inc.	235	1,492,396
	INSURANCE 5.4%
	American Financial Group, Inc.	17,946	2,131,088
*	Markel Corp.	1,890	2,614,210
			4,745,298
	LIFE SCIENCES TOOLS & SERVICES 8.8%
*	BioLife Solutions, Inc.	35,769	790,495
	Bio-Techne Corp.	26,976	2,202,051
*	Repligen Corp.	14,098	1,994,303
	West Pharmaceutical Services, Inc.	7,195	2,751,872
			7,738,721
	MACHINERY 4.5%
	Graco, Inc.	16,392	1,415,449
	IDEX Corp.	5,437	1,170,369
	ITT, Inc.	14,341	1,336,724
			3,922,542
	METALS & MINING 2.7%
	Royal Gold, Inc.	8,528	978,844
	Steel Dynamics, Inc.	12,944	1,409,990
			2,388,834
	OIL, GAS & CONSUMABLE FUELS 4.1%
	Devon Energy Corp.	41,224	1,992,768
	Diamondback Energy, Inc.	11,978	1,573,430
			3,566,198
	PHARMACEUTICALS 1.2%
*	Catalent, Inc.	25,037	1,085,604

            RMB SMID CAP FUND
See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of June 30, 2023 (Unaudited)
		Number of Shares	Value
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.4%
	MKS Instruments, Inc.	10,412	$1,125,537
	Monolithic Power Systems, Inc.	5,138	2,775,702
			3,901,239
	SOFTWARE 8.8%
*	Fair Isaac Corp.	3,937	3,185,860
*	PTC, Inc.	19,651	2,796,337
*	Tyler Technologies, Inc.	4,305	1,792,903
			7,775,100
	TEXTILES, APPAREL & LUXURY GOODS 1.8%
	Columbia Sportswear Co.	20,346	1,571,525
	TRADING COMPANIES & DISTRIBUTORS 5.2%
	Applied Industrial Technologies, Inc.	10,457	1,514,487
	Watsco, Inc.	7,916	3,019,717
			4,534,204
	Total Common Stocks (Cost: $46,601,481)		87,199,391

	Number of Shares	Value
Short-Term Investments 0.8%
(percentage of net assets)
MONEY MARKET FUNDS 0.8%
First American Government Obligations Fund — Class X — 5.01% a	655,438	$655,438
Total Short-Term Investments (Cost: $655,438)		655,438
Total Investments 100.0% (Cost: $47,256,919)		$87,854,829
Cash and other assets, less liabilities 0.0%		30,443
Net Assets 100.0%		$87,885,272

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

RMB SMID CAP FUND

See Notes to Financial Statements

 Statements of Assets and Liabilities   As of June 30, 2023 (Unaudited)
	RMB Fund	RMB Mendon Financial Services Fund
Assets:
Investments at cost	$59,637,600	$161,808,448
Investments at value	$109,129,451	$155,586,995
Dividends and interest receivable	69,039	141,078
Receivable for capital stock sold	55,284	195,019
Receivable for investments sold	—	1,079,937
Prepaid expenses	33,634	37,392
Total assets	109,287,408	157,040,421
Liabilities:
Payable for fund shares redeemed	1,602	189,016
Payable for investments purchased	—	341,113
Options written at value	—	756,8751
Payable for investment advisory fees (Note 2)	52,567	99,067
Payable for distribution and shareholder service fees (Note 3)	17,309	23,664
Payable for administration fees	15,501	15,584
Payable for legal fees	12,654	15,740
Payable for accounting fees	10,561	10,604
Payable for transfer agent fees	9,879	25,989
Payable for audit fees	9,799	9,599
Payable for custody fees	1,049	1,892
Accrued expenses and other payables	8,324	10,322
Total liabilities	139,245	1,499,465
Net assets	$109,148,163	$155,540,956
Net Assets Consists Of:
Capital paid-in	$57,720,126	$206,775,799
Total distributable earnings	51,428,037	(51,234,843)
Net assets	$109,148,163	$155,540,956
By share class:
Net assets:
Class A	$79,619,385	$50,010,492
Class C	$1,318,668	$16,319,076
Class I	$28,210,110	$89,211,388
NAV (par value $0.10 per share)
Class A	$30.77	$34.35
Class C	$23.05	$29.66
Class I	$31.10	$35.17
Capital shares outstanding: (unlimited number of shares has been authorized)
Class A	2,587,389	1,455,892
Class C	57,209	550,241
Class I	907,166	2,536,661

1
The payable for options written include premiums recieved of  $874,600.

            ASSETS AND LIABILITIES
See Notes to Financial Statements

 Statements of Assets and Liabilities   As of June 30, 2023 (Unaudited)
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Assets:
Investments at cost	$228,528,695	$19,504,741	$57,705,708	$47,256,919
Foreign currency at cost	3,279,290	657,083	—	—
Investments at value	$266,331,411	$23,557,151	$95,982,130	$87,854,829
Foreign currency at value	3,212,482	646,259	—	—
Dividends and interest receivable	1,193,738	72,098	90,969	97,464
Cash	—	262,813	—	—
Receivable for capital stock sold	1,044,877	103,126	71,937	74,876
Receivable for investments sold	—	—	764,687	—
Prepaid expenses	15,044	11,425	17,941	19,146
Total assets	271,797,552	24,652,872	96,927,664	88,046,315
Liabilities:
Payable for fund shares redeemed	264,919	10,658	3,042	70,545
Payable for investment advisory fees (Note 2)	166,833	3,905	39,859	38,201
Payable for legal fees	32,625	2,878	10,800	10,774
Payable for administration fees	15,483	15,540	15,339	15,245
Payable for custody fees	10,722	3,955	1,072	1,005
Payable for transfer agent fees	8,902	7,954	8,200	7,184
Payable for audit fees	8,037	8,037	9,339	9,481
Payable for accounting fees	3,288	3,224	3,249	3,273
Accrued expenses and other payables	13,110	5,610	6,948	5,335
Total liabilities	523,919	61,761	97,848	161,043
Net assets	$271,273,633	$24,591,111	$96,829,816	$87,885,272
Net Assets Consists Of:
Capital paid-in	$267,330,660	$22,057,913	$54,385,285	$43,996,307
Total distributable earnings	3,942,973	2,533,198	42,444,531	43,888,965
Net assets	$271,273,633	$24,591,111	$96,829,816	$87,885,272
By share class:
Net assets:
Class I	$271,273,633	$24,591,111	$96,829,816	$87,885,272
NAV (par value $0.10 per share)
Class I	$9.58	$9.64	$14.57	$12.34
Capital shares outstanding: (unlimited number of shares has been authorized)
Class I	28,328,723	2,550,745	6,647,980	7,121,516

ASSETS AND LIABILITIES

See Notes to Financial Statements

 Statements of Operations   For the six months ended June 30, 2023 (Unaudited)
	RMB Fund	RMB Mendon Financial Services Fund
Investment Income:
Dividends	$591,078	$2,308,0991
Interest	13,158	29,176
Total income	604,236	2,337,275
Expenses:
Investment advisory fees (Note 2)	310,415	666,295
Distribution fees (Class A) (Note 3)	94,824	71,086
Distribution fees (Class C) (Note 3)	5,221	69,557
Shareholder service fees (Class C) (Note 3)	1,740	23,186
Legal fees	32,108	49,446
Administration fees	31,168	31,386
Transfer agent fees	30,264	82,838
Registration fees and expenses	26,271	28,332
Trustee fees	22,151	38,675
Accounting fees	21,652	21,796
Audit fees	9,873	9,673
Reports to shareholders	4,935	13,533
Custody fees	3,005	6,354
Interest expense (Note 7)	108	1,838
Other expenses	21,565	38,586
Total expenses	615,300	1,152,581
Net investment income/(loss)	$(11,064)	$1,184,694
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency
Realized gain/(loss) on:
Investments	505,624	(7,039,546)
Written options	—	1,191,641
Foreign currency transactions	—	93
Net realized gain/(loss) on investments, written options, and foreign currency	505,624	(5,847,812)
Change in unrealized appreciation/depreciation on:
Investments	11,260,918	(31,506,370)
Written options	—	(795,714)
Foreign currency translations	—	25
Net unrealized appreciation/depreciation on investments, written options, and foreign currency	11,260,918	(32,302,059)
Net realized and unrealized gain/(loss) on investments, written options, and foreign currency	11,766,542	(38,149,871)
Net increase/(decrease) in net assets resulting from operations	$11,755,478	$(36,965,177)

1
Net of foreign taxes withheld of  $3,313.

            OPERATIONS
See Notes to Financial Statements

 Statements of Operations   For the six months ended June 30, 2023 (Unaudited)
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Investment Income:
Dividends	$4,555,6981	$340,4562	$634,659	$617,081
Interest	346,358	31,880	58,538	114,860
Total income	4,902,056	372,336	693,197	731,941
Expenses:
Investment advisory fees (Note 2)	975,449	110,760	397,124	318,436
Legal fees	81,815	6,709	24,429	21,028
Trustee fees	54,869	5,205	20,340	22,339
Custody fees	33,033	11,627	2,973	2,481
Administration fees	31,386	31,186	31,086	30,986
Transfer agent fees	27,684	24,574	25,099	22,645
Registration fees and expenses	13,737	11,133	12,576	13,475
Audit fees	8,225	8,225	9,487	9,546
Accounting fees	7,323	7,123	7,007	6,862
Reports to shareholders	4,720	3,308	3,880	4,358
Interest expense (Note 7)	—	339	—	—
Other expenses	41,530	9,318	19,361	22,884
Total expenses before advisory fee waiver	1,279,771	229,507	553,362	475,040
Less: waiver of advisory fees by adviser	—	(69,181)	(109,517)	(111,113)
Total expenses	1,279,771	160,326	443,845	363,927
Net investment income	$3,622,285	$212,010	$249,352	$368,014
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Realized gain/(loss) on:
Investments	(2,732,876)	(434,589)	590,532	2,603,507
Foreign currency transactions	(242,879)	(59,004)	—	—
Net realized gain/(loss) on investments and foreign currency	(2,975,755)	(493,593)	590,532	2,603,507
Change in unrealized appreciation/depreciation on:
Investments	26,297,922	3,223,535	7,691,891	5,124,184
Foreign currency translations	(48,722)	(31,861)	—	—
Net unrealized appreciation on investments and foreign currency	26,249,200	3,191,674	7,691,891	5,124,184
Net realized and unrealized gain on investments and foreign currency	23,273,445	2,698,081	8,282,423	7,727,691
Net increase in net assets resulting from operations	$26,895,730	$2,910,091	$8,531,775	$8,095,705

1
Net of foreign taxes withheld of  $510,236.

2
Net of foreign taxes withheld of  $37,829.

OPERATIONS

See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Fund		RMB Mendon Financial Services Fund
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase/(Decrease) in Net Assets
From operations:
Net investment income/(loss)	$(11,064)	$3,567	$1,184,694	$1,514,743
Net realized gain/(loss) on transactions	505,624	7,305,499	(5,847,812)	28,984,267
Change in unrealized appreciation/depreciation	11,260,918	(37,525,217)	(32,302,059)	(87,375,127)
Net increase/(decrease) in net assets resulting from operations	11,755,478	(30,216,151)	(36,965,177)	(56,876,117)
Distributions to shareholders:
Net distributions to shareholders – Class A Shares	—	(6,602,685)	—	(10,279,885)
Net distributions to shareholders – Class C Shares	—	(179,274)	—	(3,661,180)
Net distributions to shareholders – Class I Shares	—	(2,244,780)	—	(19,185,920)
Total distributions to shareholders	—	(9,026,739)	—	(33,126,985)
Decrease in net assets derived from capital share transactions	(2,648,388)	(5,567,943)	(24,730,856)	(3,024,804)
Total increase/(decrease) in net assets	9,107,090	(44,810,833)	(61,696,033)	(93,027,906)
Net assets:
Beginning of period	100,041,073	144,851,906	217,236,989	310,264,895
End of period	$109,148,163	$100,041,073	$155,540,956	$217,236,989

            CHANGES IN NET ASSETS
See Notes to Financial Statements

 Statements of Changes in Net Assets — Capital Stock Activity
	RMB Fund		RMB Mendon Financial Services Fund
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital stock transactions in dollars:
Class A shares
Net proceeds from sales of shares	$33,882	$151,843	$1,324,881	$3,721,314
Net proceeds from reinvestment of dividends	—	6,064,324	—	9,702,186
Cost of shares redeemed	(2,365,431)	(4,712,557)	(6,885,542)	(13,198,160)
Net increase/(decrease)	$(2,331,549)	$1,503,610	$(5,560,661)	$225,340
Class C shares
Net proceeds from sales of shares	$240	$505	$341,668	$861,518
Net proceeds from reinvestment of dividends	—	131,268	—	3,229,764
Cost of shares redeemed	(317,285)	(545,144)	(2,256,070)	(3,096,229)
Net increase/(decrease)	$(317,045)	$(413,371)	$(1,914,402)	$995,053
Class I shares
Net proceeds from sales of shares	$2,815,541	$5,866,034	$14,918,677	$43,167,192
Net proceeds from reinvestment of dividends	—	2,179,170	—	17,481,188
Cost of shares redeemed	(2,815,335)	(14,703,386)	(32,174,470)	(64,893,577)
Net increase/(decrease)	$206	$(6,658,182)	$(17,255,793)	$(4,245,197)
Net decrease in net assets derived from capital share transactions	$(2,648,388)	$(5,567,943)	$(24,730,856)	$(3,024,804)
Share Transactions
Class A
Shares sold	1,164	4,802	36,994	67,528
Shares issued on reinvestment of distributions	—	210,129	—	222,885
Shares redeemed	(81,220)	(149,120)	(186,530)	(253,284)
Net increase/(decrease) in shares outstanding	(80,056)	65,811	(149,536)	37,129
Class C
Shares sold	11	20	11,070	18,280
Shares issued on reinvestment of distributions	—	6,047	—	85,579
Shares redeemed	(14,518)	(22,238)	(69,273)	(66,716)
Net increase/(decrease) in shares outstanding	(14,507)	(16,171)	(58,203)	37,143
Class I
Shares sold	96,452	180,596	406,663	806,797
Shares issued on reinvestment of distributions	—	74,809	—	392,747
Shares redeemed	(96,328)	(469,344)	(831,797)	(1,220,606)
Net increase/(decrease) in shares outstanding	124	(213,939)	(425,134)	(21,062)

CAPITAL STOCK ACTIVITY

See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB International Fund		RMB Japan Fund
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$3,622,285	$4,395,414	$212,010	$341,924
Net realized loss on transactions	(2,975,755)	(12,398,522)	(493,593)	(297,045)
Change in unrealized appreciation/depreciation	26,249,200	(48,007,721)	3,191,674	(6,214,572)
Net increase/(decrease) in net assets resulting from operations	26,895,730	(56,010,829)	2,910,091	(6,169,693)
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	—	(4,823,617)	—	(271,407)
Total distributions to shareholders	—	(4,823,617)	—	(271,407)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	22,481,881	66,243,872	1,004,797	4,758,492
Net proceeds from reinvestment of dividends	—	4,525,666	—	259,456
Cost of shares redeemed	(20,902,077)	(84,208,462)	(4,920,405)	(15,685,079)
Increase/(decrease) in net assets derived from capital share transactions	1,579,804	(13,438,924)	(3,915,608)	(10,667,131)
Total increase/(decrease) in net assets	$28,475,534	$(74,273,370)	$(1,005,517)	$(17,108,231)
Net assets:
Beginning of period	242,798,099	317,071,469	25,596,628	42,704,859
End of period	$271,273,633	$242,798,099	$24,591,111	$25,596,628
Share Transactions
Class I
Shares sold	2,459,761	7,380,130	111,557	546,283
Shares issued on reinvestment of distributions	—	508,502	—	29,891
Shares redeemed	(2,273,978)	(9,658,491)	(542,807)	(1,804,400)
Net increase/(decrease) in shares outstanding	185,783	(1,769,859)	(431,250)	(1,228,226)

            CHANGES IN NET ASSETS
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Small Cap Fund		RMB SMID Cap Fund
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$249,352	$703,649	$368,014	$1,425,349
Net realized gain on transactions	590,532	8,520,577	2,603,507	15,419,035
In-kind redemptions	—	—	—	45,703,110
Change in unrealized appreciation/depreciation	7,691,891	(44,565,938)	5,124,184	(114,117,603)
Net increase/(decrease) in net assets resulting from operations	8,531,775	(35,341,712)	8,095,705	(51,570,109)
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	—	(2,686,332)	—	(13,825,951)
Total distributions to shareholders	—	(2,686,332)	—	(13,825,951)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	3,226,481	19,478,623	3,302,954	11,621,975
Net proceeds from reinvestment of dividends	—	2,447,425	—	12,761,469
Cost of shares redeemed	(4,622,486)	(35,721,372)	(12,336,978)	(157,752,333)
Decrease in net assets derived from capital share transactions	(1,396,005)	(13,795,324)	(9,034,024)	(133,368,889)
Total increase/(decrease) in net assets	$7,135,770	$(51,823,368)	$(938,319)	$(198,764,949)
Net assets:
Beginning of period	89,694,046	141,517,414	88,823,591	287,588,540
End of period	$96,829,816	$89,694,046	$87,885,272	$88,823,591
Share Transactions
Class I
Shares sold	229,747	1,268,906	280,385	919,584
Shares issued on reinvestment of distributions	—	175,695	—	1,136,271
Shares redeemed	(327,528)	(2,497,222)	(1,050,016)	(12,797,729)
Net decrease in shares outstanding	(97,781)	(1,052,621)	(769,631)	(10,741,874)

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Financial Highlights   For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB Fund
CLASS A SHARES
6/30/2023 (unaudited)	$27.51	$(0.01)	$3.27	$3.26	$—	$—	$—
12/31/2022	38.14	(0.02)	(7.94)	(7.96)	(0.01)	(2.66)	(2.67)
12/31/2021	31.13	(0.01)	9.30	9.29	(0.02)	(2.26)	(2.28)
12/31/2020	28.19	0.00h	4.45	4.45	(0.01)	(1.50)	(1.51)
12/31/2019	20.90	0.01	7.75	7.76	(0.01)	(0.46)	(0.47)
12/31/2018	23.56	0.04	(0.61)	(0.57)	—	(2.09)	(2.09)
CLASS C SHARES
6/30/2023 (unaudited)	$20.68	$(0.09)	$2.46	$2.37	$—	$—	$—
12/31/2022	29.70	(0.20)	(6.15)	(6.35)	(0.01)	(2.66)	(2.67)
12/31/2021	24.82	(0.21)	7.37	7.16	(0.02)	(2.26)	(2.28)
12/31/2020	22.91	(0.16)	3.57	3.41	—	(1.50)	(1.50)
12/31/2019	17.18	(0.14)	6.33	6.19	—	(0.46)	(0.46)
12/31/2018	19.87	(0.12)	(0.48)	(0.60)	—	(2.09)	(2.09)
CLASS I SHARES
6/30/2023 (unaudited)	$27.76	$0.03	$3.31	$3.34	$—	$—	$—
12/31/2022	38.37	0.06	(8.00)	(7.94)	(0.01)	(2.66)	(2.67)
12/31/2021	31.23	0.08	9.34	9.42	(0.02)	(2.26)	(2.28)
12/31/2020	28.27	0.07	4.47	4.54	(0.08)	(1.50)	(1.58)
12/31/2019	20.96	0.08	7.76	7.84	(0.07)	(0.46)	(0.53)
12/31/2018	23.56	0.10	(0.61)	(0.51)	—	(2.09)	(2.09)
RMB Mendon Financial Services Fund
CLASS A SHARES
6/30/2023 (unaudited)	$42.09	$0.24	$(7.98)	$(7.74)	$—	$—	$—
12/31/2022	60.65	0.27	(11.55)	(11.28)	(0.34)	(6.94)	(7.28)
12/31/2021	39.31	0.26	21.90	22.16	(0.42)	(0.40)	(0.82)
12/31/2020	41.70	0.13	(2.52)	(2.39)	—	—	—
12/31/2019	34.25	(0.04)	7.85	7.81	—	(0.36)	(0.36)
12/31/2018	43.40	(0.07)	(7.23)	(7.30)	—	(1.85)	(1.85)
CLASS C SHARES
6/30/2023 (unaudited)	$36.48	$0.08	$(6.90)	$(6.82)	$—	$—	$—
12/31/2022	53.71	(0.10)	(10.19)	(10.29)	—	(6.94)	(6.94)
12/31/2021	34.99	(0.12)	19.44	19.32	(0.20)	(0.40)	(0.60)
12/31/2020	37.40	(0.09)	(2.32)	(2.41)	—	—	—
12/31/2019	30.98	(0.29)	7.07	6.78	—	(0.36)	(0.36)
12/31/2018	39.76	(0.36)	(6.57)	(6.93)	—	(1.85)	(1.85)
CLASS I SHARES
6/30/2023 (unaudited)	$43.04	$0.29	$(8.16)	$(7.87)	$—	$—	$—
12/31/2022	61.84	0.42	(11.80)	(11.38)	(0.48)	(6.94)	(7.42)
12/31/2021	40.06	0.41	22.32	22.73	(0.55)	(0.40)	(0.95)
12/31/2020	42.39	0.20	(2.53)	(2.33)	—	—	—
12/31/2019	34.72	0.05	7.98	8.03	—	(0.36)	(0.36)
12/31/2018	43.87	0.06	(7.36)	(7.30)	—	(1.85)	(1.85)

a
Per share values have been calculated using the average shares method.

b
Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

c
Annualized.

d
Includes interest expense of  $80 or 0.00% for Class A, $1 or 0.00% for Class C and $27 or 0.00% for Class I of average net assets for the period ended June 30, 2023.

e
Not Annualized.

f
Includes interest expense of  $2,702 or 0.00% for Class A, $55 or 0.00% for Class C and $925 or 0.00% for Class I of average net assets for the year ended December 31, 2022.

g
Includes interest expense of  $459 or 0.00% for Class A, $13 or 0.00% for Class C and $191 or 0.00% for Class I of average net assets for the year ended December 31, 2021.

h
Less than $0.01 per share.

I
Includes interest expense of  $409 or 0.00% for Class A, $15 or 0.00% for Class C and $143 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

j
Less than 0.01%.

k
Includes interest expense of  $596 or 0.00% for Class A, $194 or 0.00% for Class C and $1,048 or 0.00% for Class I of average net assets for the period ended June 30, 2023.

l
Includes interest expense of  $180 or 0.00% for Class A, $58 or 0.00% for Class C and $333 or 0.00% for Class I of average net assets for the year ended December 31, 2022.

m
Includes interest expense of  $203 or 0.00% for Class A, $68 or 0.00% for Class C and $361 or 0.00% for Class I of average net assets for the year ended December 31, 2021.

n
Includes interest expense of  $303 or 0.00% for Class A, $101 or 0.00% for Class C and $582 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

o
Includes interest expense of  $39 or 0.00% for Class A, $11 or 0.00% for Class C and $78 or 0.00% for Class I of average net assets for the year ended December 31, 2019.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights   For a share outstanding throughout each period.
				Ratio to average net assets %
Redemption fees	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement / recovery (Note 5)	Ratio of total expenses before extraordinary expense and reimbursement / recovery (Note 5)	Ratio of net investment income (loss)	Portfolio turnover rate %

$—	$30.77	11.85b	$79,619	1.24c,d	1.24c,d	(0.07)c	4e
—	27.51	(21.20)	73,375	1.20f	1.20f	(0.05)	18
—	38.14	29.99	99,229	1.12g	1.12g	(0.02)	12
—	31.13	15.93	82,093	1.23i	1.23i	0.00j	29
—	28.19	37.16	77,152	1.16	1.16	0.06	22
—	20.90	(2.84)	62,225	1.25	1.25	0.14	23

$—	$23.05	11.46b	$1,319	1.99c,d	1.99c,d	(0.83)c	4e
—	20.68	(21.81)	1,483	1.94f	1.94f	(0.81)	18
—	29.70	29.03	2,610	1.87g	1.87g	(0.77)	12
—	24.82	15.07	2,580	1.98i	1.98i	(0.75)	29
—	22.91	36.07	2,944	1.91	1.91	(0.69)	22
—	17.18	(3.51)	2,584	2.00	2.00	(0.60)	23

$—	$31.10	12.03b	$28,210	0.99c,d	0.99c,d	0.17c	4e
—	27.76	(21.02)	25,183	0.94f	0.94f	0.19	18
—	38.37	30.31	43,013	0.87g	0.87g	0.22	12
—	31.23	16.22	34,380	0.97i	0.97i	0.26	29
—	28.27	37.53	31,197	0.91	0.91	0.32	22
—	20.96	(2.62)	8,905	1.02	1.02	0.43	23

$—	$34.35	(18.39)b	$50,010	1.36c,k	1.36c,k	1.27c	13e
—	42.09	(19.00)	67,571	1.29l	1.29l	0.52	42
—	60.65	56.44	95,124	1.24m	1.24m	0.49	70
—	39.31	(5.73)	68,082	1.43n	1.41n	0.41	82
—	41.70	22.80	117,615	1.28o	1.28o	(0.12)	27
0.00h	34.25	(17.02)	177,624	1.27	1.27	(0.15)	58

$—	$29.66	(18.70)b	$16,319	2.11c,k	2.11c,k	0.53c	13e
—	36.48	(19.59)	22,193	2.04l	2.04l	(0.23)	42
—	53.71	55.28	30,687	1.99m	1.99m	(0.27)	70
—	34.99	(6.44)	24,150	2.19n	2.17n	(0.32)	82
—	37.40	21.88	34,797	2.03o	2.03o	(0.87)	27
0.00h	30.98	(17.65)	40,385	2.02	2.02	(0.89)	58

$—	$35.17	(18.29)b	$89,211	1.11c,k	1.11c,k	1.51c	13e
—	43.04	(18.80)	127,472	1.04l	1.04l	0.77	42
—	61.84	56.84	184,454	0.99m	0.99m	0.75	70
—	40.06	(5.50)	106,981	1.18n	1.16n	0.63	82
—	42.39	23.13	234,303	1.03o	1.03o	0.14	27
0.00h	34.72	(16.84)	313,808	1.02	1.02	0.13	58

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

 Financial Highlights   For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on securities	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities transactions)	Total distributions
RMB International Fund
CLASS I SHARES
6/30/2023 (unaudited)	$8.63	$0.13a	$0.82	$0.95	$—	$—	$—	$—
12/31/2022	10.60	0.15a	(1.94)	(1.79)	(0.18)	—	—	(0.18)
12/31/2021	9.78	0.10a	0.83	0.93	(0.11)	—	—	(0.11)
12/31/2020	9.20	0.07a	0.57	0.64	(0.06)	—	—	(0.06)
12/31/2019	7.81	0.11a	1.39	1.50	(0.11)	—	—	(0.11)
12/31/2018	10.01	0.04a	(2.22)	(2.18)	(0.02)	—	—	(0.02)
RMB Japan Fund
CLASS I SHARES
6/30/2023 (unaudited)	$8.58	$0.08a	$0.98	$1.06	$—	$—	$—	$—
12/31/2022	10.14	0.09a	(1.56)	(1.47)	—	—	(0.09)	(0.09)
12/31/2021	11.25	0.05a	(0.34)	(0.29)	(0.30)	—	(0.52)	(0.82)
12/31/2020	9.98	0.05a	1.25	1.30	(0.03)	—	—	(0.03)
12/31/2019	8.58	0.07a	1.44	1.51	(0.11)	—	—	(0.11)
12/31/2018	9.96	0.06a	(1.41)	(1.35)	(0.03)	—	—	(0.03)
RMB Small Cap Fund
CLASS I SHARES
6/30/2023 (unaudited)	$13.30	$0.04a	$1.23	$1.27	$—	$—	$—	$—
12/31/2022	18.15	0.09a	(4.58)	(4.49)	(0.09)	—	(0.27)	(0.36)
12/31/2021	15.56	0.08a	3.68	3.76	(0.09)	—	(1.08)	(1.17)
12/31/2020	13.83	(0.00)a,i	2.41	2.41	—	—	(0.68)	(0.68)
For the period from 7/1/2019 through 12/31/2019j	13.63	0.03	0.82	0.85	(0.06)	—	(0.59)	(0.65)
6/30/2019	18.76	0.04	(0.00)i	0.04	—	—	(5.17)	(5.17)
6/30/2018	19.33	0.08	3.00	3.08	(0.09)	—	(3.56)	(3.65)
RMB SMID Cap Fund
CLASS I SHARES
6/30/2023 (unaudited)	$11.26	$0.05a	$1.03	$1.08	$—	$—	$—	$—
12/31/2022	15.43	0.09a	(3.31)	(3.22)	(0.15)	—	(0.80)	(0.95)
12/31/2021	12.73	0.08a	3.47	3.55	(0.08)	(0.01)	(0.76)	(0.85)
12/31/2020	10.80	0.00a,i	2.61	2.61	(0.03)	—	(0.65)	(0.68)
For the period from 7/1/2019 through 12/31/2019j	11.45	0.03	0.86	0.89	(0.06)	—	(1.48)	(1.54)
6/30/2019	12.45	0.03	0.44	0.47	—	—	(1.47)	(1.47)
6/30/2018	12.12	0.07	1.94	2.01	(0.07)	—	(1.61)	(1.68)

a
Per share values have been calculated using the average shares method.

b
Not Annualized.

c
Annualized.

d
Includes interest expense of  $18 or 0.00% of average net assets for RMB International Fund, $246 or 0.00% for RMB Japan Fund, $422 or 0.00% for RMB Small Cap Fund, and $3,449 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2022.

e
Includes interest expense of  $28 or 0.00% of average net assets for RMB International Fund, $2,436 or 0.00% for RMB Japan Fund, $2,336 or 0.00% for RMB Small Cap Fund, and $61 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2020.

f
Includes interest expense of  $339 or 0.00% of average net assets for RMB Japan Fund for the period ended June 30, 2023.

g
Includes interest expense of  $1,563 or 0.00% of average net assets for RMB Japan Fund and $586 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2021.

h
Includes interest expense of  $83 or 0.00% of average net assets for RMB Japan Fund, $4,073 or 0.00% for RMB Small Cap Fund, and $7,786 or 0.00% for RMB SMID Cap Fund for the year/period ended December 31, 2019.

i
Less than $0.01 per share.

j
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year end from June 30 to December 31 effective close of business September 5, 2019.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights   For a share outstanding throughout each period.
			Ratio to average net assets %
Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement / recovery (Note 5)	Ratio of total expenses before reimbursement / recovery (Note 5)	Ratio of net investment income (loss) after reimbursement / recovery	Ratio of net investment income (loss) before reimbursement / recovery	Portfolio turnover rate %

$9.58	11.01b	$271,274	0.98c	0.98c	2.79c	2.79c	17b
8.63	(16.94)	242,798	0.95d	0.95d	1.62	1.62	30
10.60	9.53	317,071	0.91	0.91	0.99	0.99	21
9.78	7.01	257,706	0.98e	0.98e	0.83	0.83	51
9.20	19.20	216,030	0.95	0.94	1.27	1.28	112
7.81	(21.81)	112,799	1.15	1.16	0.38	0.37	28

$9.64	12.35b	$24,591	1.30c,f	1.86c,f	1.72c	1.16c	13b
8.58	(14.52)	25,597	1.30d	1.63d	1.05	0.72	32
10.14	(2.56)	42,705	1.30g	1.38g	0.45	0.37	18
11.25	13.06	62,769	1.30e	1.32e	0.51	0.49	75
9.98	17.63	70,245	1.30h	1.28h	0.77	0.79	76
8.58	(13.57)	44,314	1.30	1.84	0.61	0.07	135

$14.57	9.55b	$96,830	0.95c	1.18c	0.53c	0.30c	6b
13.30	(24.80)	89,694	0.95d	1.13d	0.61	0.43	15
18.15	24.38	141,517	0.95	1.06	0.44	0.33	7
15.56	17.59	116,651	1.00e	1.18e	(0.02)	(0.02)	35
13.83	6.33b	101,201	1.10c,h	1.24c,h	0.35c	0.21c	6b
13.63	3.96	118,421	1.10	1.23	0.32	0.19	19
18.76	17.88	147,844	1.10	1.16	0.53	0.47	20

$12.34	9.59b	$87,885	0.80c	1.04c	0.81c	0.57c	3b
11.26	(20.87)	88,824	0.80d	0.91d	0.71	0.60	4
15.43	28.10	287,589	0.80g	0.84g	0.54	0.50	9
12.73	24.39	231,657	0.84e	0.94e	0.02	(0.08)	21
10.80	8.06b	158,743	0.96c,h	1.04c,h	0.35c	0.27c	4b
11.45	5.71	181,588	0.95	1.05	0.22	0.12	16
12.45	18.20	193,538	0.95	1.00	0.58	0.53	14

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

Notes to Financial Statements (Unaudited)

Organization
RMB Investors Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently consists of six series: RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”). RMB Capital Management, LLC (“RMB” or the “Adviser”) serves as the investment adviser to the Funds. Mendon Capital Advisors Corp. (the “Sub-Adviser”) serves as sub-adviser to the RMB Mendon Financial Services Fund.
Each Fund’s investment objective primarily or solely consists of seeking capital appreciation or long-term capital appreciation.
RMB Fund and RMB Mendon Financial Services Fund offer Class A, Class C, and Class I shares. RMB International Fund, RMB Japan Fund, RMB Small Cap Fund and RMB SMID Cap Fund offer Class I shares.
Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25%.
Class C shares are subject to an annual distribution and shareholder service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.
Class I shares have no initial sales charge and bear no annual distribution and service fee.
Prior to May 1, 2018, RMB Fund and RMB Mendon Financial Services Fund charged a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.
1. Significant Accounting Policies
Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (“U.S. GAAP”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.
Investment Valuation
Portfolio holdings and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. If market quotations for a portfolio holding are unavailable, or deemed by the Adviser to be unreliable, the portfolio holding shall be fair valued by the Adviser, as the “valuation designee” approved by the Board of Trustees of the Trust (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, in accordance with valuation procedures approved by the Board.
Exchange-Listed Equities and Funds and Depositary Receipts
The market value of an equity security, exchange-traded fund (e.g., ETF or closed-end fund), or depositary receipt (e.g., ADR or GDR) traded on a national stock exchange (other than Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”)) is the last reported sale price on the exchange on which the security trades on the valuation date. If there is no such last sale reported, the security is valued at the mean between the last bid and asked prices on the exchange.
The market value of a security traded on Nasdaq is the Nasdaq Official Closing Price (or “NOCP”) on the valuation date. The NOCP is determined by Nasdaq to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices. If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price serves as the NOCP. If no last sales price is reported, the security is valued at the mean between the closing bid and closing asked prices on the market on which the security trades.
Over-the-Counter Securities
Securities traded over-the-counter (“OTC”) are valued at the last reported sale in the OTC market on which the security trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc. or other recognized OTC market, on the valuation date. If no last sale is reported, the security is valued at the mean between the closing bid and the closing asked prices on the market on which the security trades.
Foreign Securities
Foreign securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s NAV. Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates. For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m., Eastern time, a fair value price provided by an Adviser-approved pricing service (“Pricing Service”) is generally used in order to capture events occurring after the applicable foreign exchange closes that may affect the value of certain portfolio holdings traded on that foreign exchange.
Options
Options traded on an exchange are valued at the last reported sale price. If no sales are reported on a particular business day, the average of the highest bid and lowest asked quotations across the exchanges on which the option is traded is used.
Open-end Registered Investment Companies (excluding ETFs and Closed-End Funds)
Shares of open-end registered investment companies (“funds”) are valued using their respective NAVs. If a fund’s NAV is not available, the last reported NAV of the fund may be used for one day.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Fixed-Income Securities
Fixed-income securities, including bonds, notes, debentures, certificates of deposit, and commercial paper, generally are valued at the evaluated mean between the closing bid and closing asked prices provided by the Pricing Service. Pricing Services generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and may provide a price determined by a matrix pricing method or other analytical pricing models.
Shares Valuation
The NAV per share of each share class of each Fund is calculated by dividing the net assets (total assets, minus all liabilities including accrued expenses) of the share class by the total number of shares outstanding of the share class, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.
Foreign Currency Translation
Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.
Multiple Class Allocations
Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
Accounting for Portfolio Transactions
The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
Use of Management Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.
2. Adviser Fees
RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly management fee at an annual rate equal to the following percentages of the average daily net assets of each Fund:
RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB International Fund	0.75%
RMB Japan Fund	0.90%
RMB Small Cap Fund	0.85%
RMB SMID Cap Fund	0.70%
The Adviser pays the Sub-Adviser for services with respect to the RMB Mendon Financial Services Fund. Effective May 1, 2020, the annual advisory fees for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
3. Distribution Fees and Commissions
Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter to the Funds pursuant to a distribution agreement dated September 30, 2021. The Distributor acts as principal underwriter of each Fund’s shares. The RMB Fund and RMB Mendon Financial Services Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act, to reimburse the Distributor for services provided for distributing Class A and Class C shares of the Funds. The following Funds pay the Distributor distribution and shareholder service fees from the assets of the share classes, and in the amounts, listed below:
Distribution Fees:
	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
Shareholder Service Fees:
Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

4. Offering Price
For Class A shares, the offering price includes a maximum 5% sales charge. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.
5. Expenses
Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to each Fund on a basis deemed fair and equitable, generally pro-rata based on the relative assets of each Fund. Fund expenses that are not class specific are allocated to each class based on relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class.
The Adviser and the Trust entered into an Expense Limitation Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes to the rates below based on average daily net assets by waiving its advisory fees and reimbursing Fund operating expenses.
	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%
RMB International Fund			1.15%
RMB Japan Fund			1.30%
RMB Small Cap Fund			0.95%
RMB SMID Cap Fund			0.80%
Effective May 1, 2020, the annual expense limitations for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
In accordance with the Agreement, the Adviser will not reimburse a Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the year ended December 31, 2020, there were extraordinary expenses of $46,906 allocated to the RMB Mendon Financial Services Fund related to the reorganization (See Note 15).
The Agreement will remain in effect through April 30, 2024 and may be continued from year to year thereafter, if agreed by all parties to the Agreement. While in effect the Agreement may be terminated with respect to a Fund by agreement of the Adviser and the Board and shall terminate automatically upon the termination of the Fund’s Advisory Agreement.
Amounts waived or reimbursed by the Adviser with respect to a Fund may be recouped for a period of three years from the date an amount was waived or reimbursed to the extent the Fund’s actual fees and expenses for a fiscal period, including recoupments paid to the Adviser, are less than the Fund’s expense limitation both at the time of waiver and recoupment. The following table shows each Fund’s waived or reimbursed expenses subject to recoupment by the Adviser for the next three years:
Year Incurred	Expiration Year	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
2020	2023	$4,720	$112,042	$94,298
2021	2024	$41,579	$152,690	$107,893
2022	2025	$108,303	$209,754	$229,454
2023	2026	$69,182	$109,517	$111,113
The RMB Fund, RMB Mendon Financial Services Fund, and RMB International Fund do not have any previously waived or reimbursed expenses subject to recoupment by the Adviser.
6. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the period ended June 30, 2023, were as follows:
	Purchases	Sales
RMB Fund	$4,268,333	$6,896,585
RMB Mendon Financial Services Fund	$23,464,486	$46,708,815
RMB International Fund	$40,048,253	$40,379,019
RMB Japan Fund	$2,935,433	$8,960,543
RMB Small Cap Fund	$5,133,341	$5,377,227
RMB SMID Cap Fund	$2,265,036	$6,915,618
7. Line of Credit
The Trust has a Loan Agreement with U.S. Bank, N.A. to provide the Funds with a temporary liquidity source, as needed, to fulfill shareholder redemptions. Under the terms of the Loan Agreement, the aggregate borrowing for all Funds cannot exceed $75 million. Each Fund’s borrowing under the Loan Agreement is further limited to the lesser of: (i) 33 1∕3% of the net market value of the unencumbered assets of the Fund; and (ii) 25% of the Fund’s gross market value (15% of gross market value for the Japan Fund). The interest rate on loans under the Loan Agreement equals the prime rate minus one percent per annum, payable monthly. For the period ended June 30, 2023, borrowing activity under the Loan Agreement was as follows:
	Outstanding Daily Average Balance for the Period1	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate	Outstanding Balance at 6/30/2023
RMB Fund	$115,200	$174,000	$108	6.75%	$0
RMB Mendon Financial Services Fund	1,198,125	5,604,000	1,838	6.75%	0
RMB Japan Fund	451,750	589,000	339	6.81%	0

1
Excludes days where there was no activity on the line of credit.

8. Distributions and Taxes
Each Fund’s dividends from net investment income, if any exist, are generally declared and paid at least annually.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.
The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.
It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.
The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.
Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020 − 2022), or expected to be taken in the Funds’ 2023 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2022 and 2021 are as follows:
Fiscal year ended 12/31/2022	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary Income	$489,866	$6,603,273	$4,823,617	$—	$780,310	$1,425,349
Long-Term Capital Gain	8,536,873	26,523,712	—	271,407	1,906,022	12,400,602
Total Distributions Paid	$9,026,739	$33,126,985	$4,823,617	$271,407	$2,686,332	$13,825,951
Fiscal year ended 12/31/2021	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary Income	$262,951	$4,418,305	$3,226,519	$1,200,779	$843,366	$3,571,949
Long-Term Capital Gain	7,995,510	—	—	2,038,761	7,807,595	11,251,305
Return of Capital	—	—	—	—	—	158,733
Total Distributions Paid	$8,258,461	$4,418,305	$3,226,519	$3,239,540	$8,650,961	$14,981,987
The Funds designated as long-term capital gain dividends, pursuant to IRS Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended December 31, 2022.
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
2022	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Tax cost of Investments	$61,774,101	$191,279,396	$232,399,624	$25,653,363	$60,898,368	$51,401,333
Unrealized appreciation	41,204,562	40,619,781	31,110,482	3,817,090	38,790,036	38,932,933
Unrealized depreciation	(3,034,369)	(15,266,653)	(20,350,013)	(4,111,048)	(9,972,642)	(3,657,160)
Net unrealized appreciation/(depreciation)	38,170,193	25,353,128	10,760,469	(293,958)	28,817,394	35,275,773
Undistributed ordinary income	3,546	—	468,596	292,523	27,086	—
Undistributed long-term capital gains	1,498,820	—	—	—	5,068,276	517,487
Total distributable earnings	1,502,366	—	468,596	292,523	5,095,362	517,487
Other accumulated losses	—	(39,622,794)1	(34,181,822)	(375,458)	—	—
Total accumulated gain/(loss)	$39,672,559	$(14,269,666)	$(22,952,757)	$(376,893)	$33,912,756	$35,793,260

1
Includes $31,914,057 of short-term and $7,254,794 of long-term capital losses acquired from the Target Fund in the Reorganization (Note 15). Per the IRS, use of these losses is limited to $204,497 per year.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Under current law, the Funds may carry forward net capital losses (which may be short-term and/or long-term) indefinitely to use to offset capital gains realized in future years. The following tables set forth each Fund’s available capital loss carryforwards as of December 31, 2022 and the capital loss carryforwards utilized by the Funds in 2022:
Not Subject to Expiration	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Short-Term	$—	$—	$(30,136,795)	$—	$—	$—
Long-Term	$—	$—	$(4,026,746)	$—	$—	$—
2022	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Capital Loss Carryforward Utilized	$—	$204,497	$—	$—	$—	$—
At December 31, 2022, RMB Mendon Financial Services Fund and RMB Japan Fund had Deferred Post-October losses of  $453,867 and $394,499, respectively.
Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITs, PFIC partnerships and the tax practice known as equalization. As of December 31, 2022, the permanent book and tax basis differences were as follows:
Increase/(Decrease)	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributable Earnings	$(1,276,497)	$(4,890,486)	$—	$(117,221)	$(661,889)	$(47,965,645)
Paid-In Capital	$1,276,497	$4,890,486	$—	$117,221	$661,889	$47,965,645
9. Disclosure of Certain Commitments and Contingencies
Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.
10. Transactions with Affiliated Securities
During the period ended June 30, 2023, the Funds held no affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the outstanding voting securities.
11. Restricted Securities
Except the Japan Fund, the Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale, including Rule 144A securities (“restricted securities”), that are deemed illiquid. The Japan Fund may not invest more than 15% of its net assets in restricted securities (both liquid and illiquid). At June 30, 2023, the Funds held no restricted securities.
12. Fund Risks
Each of the Funds is subject to market risk, equity securities risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to changing economic, political or market conditions that are not specifically related to the issuer of the security. Equity securities risk is the risk that the price of an equity security held by a Fund may decline due to factors related to the issuer of the security including the sector or industry in which it operates. Equity securities may be disproportionately affected by these risks because they are subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure. Equity securities have historically experienced more volatility in their returns than debt securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.
RMB Mendon Financial Services Fund may be disproportionately affected by events affecting the Financial Services sector, which may include changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Also, changing regulation of Financial Services companies may adversely or positively affect companies in which the Funds invest.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

These risks, and other risks applicable to the Funds, are further described in the Funds’ Prospectus and Statement of Additional Information.
13. Fair Value Measurements
U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:
Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.
Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.
The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of June 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2023	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stocks1	$108,931,494	$—	$—	$108,931,494
Short-Term Investments	197,957	—	—	197,957
Total Investments in Securities	$109,129,451	$—	$—	$109,129,451
RMB Mendon Financial Services Fund
Assets
Common Stocks1	$154,891,848	$—	$—	$154,891,848
Warrants1	9,939	—	—	9,939
Short-Term Investments	685,208	—	—	685,208
Total	$155,586,995	$—	$—	$155,586,995
Liabilities
Written Options1	—	(756,875)	02	(756,875)
Total Investments in Securities	$155,586,995	$(756,875)	$0	$154,830,120
RMB International Fund
Assets
Common Stocks1,3	$4,688,203	$245,232,366	$—	$249,920,569
Short-Term Investments	16,410,842	—	—	16,410,842
Total Investments in Securities	$21,099,045	$245,232,366	$—	$266,331,411
RMB Japan Fund
Assets
Common Stocks1,3	$—	$21,146,292	$—	$21,146,292
Short-Term Investments	2,410,859	—	—	2,410,859
Total Investments in Securities	$2,410,859	$21,146,292	$—	$23,557,151
RMB Small Cap Fund
Assets
Common Stocks1	$93,939,491	$—	$—	$93,939,491
Short-Term Investments	2,042,639	—	—	2,042,639
Total Investments in Securities	$95,982,130	$—	$—	$95,982,130
RMB SMID Cap Fund
Assets
Common Stocks1	$87,199,391	$—	$—	$87,199,391
Short-Term Investments	655,438	—	—	655,438
Total Investments in Securities	$87,854,829	$—	$—	$87,854,829

1
Refer to Management’s Discussion of Fund Performance or the Portfolio Holdings section of the applicable Fund in this Semi-Annual Report for a breakdown of holdings by sector or industry.

2
The option is categorized as Level 3 and has a value of  $0. Due to immateriality, no Level 3 rollforward has been presented.

3
Foreign securities valued using systemic fair valuation are categorized as Level 2. The table below provides a breakdown, by country, of the RMB International Fund’s and the RMB Japan Fund’s Level 2 securities at June 30, 2023.

	RMB International Fund	RMB Japan Fund
Australia	$4,217,052	$—
Denmark	3,259,278	—
Finland	8,903,061	—
France	32,219,316	—
Germany	9,660,337	—
Ireland	7,399,210	—
Japan	55,162,437	21,146,292
Netherlands	6,297,318	—
Sweden	6,699,322	—
Switzerland	37,158,770	—
United Kingdom	74,256,265	—
Total	$245,232,366	$21,146,292
14. Disclosures about Derivative Instruments and Hedging Activities
Accounting Standards Codification Topic 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of June 30, 2023:
Fair Value of Deriviative Instruments
As of June 30, 2023
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Asset or Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$756,875
The Effect of Derivative Instruments on the
Statements of Operations
For the period ended June 30, 2023
Fund	Changes in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options	$1,191,641
		Net unrealized appreciation/ depreciation on written options		$(795,714)

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

The derivative instruments outstanding as of the period ended June 30, 2023 as disclosed in the Funds’ portfolio holdings, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended June 30, 2023 as disclosed in the statements of operations, serve as indicators of the volume of derivative activity for the Funds.
The quarterly average volumes of derivative instruments as of June 30, 2023 are as follows:
Fund	Derivative	Instrument	Number of Contracts	Notional Value
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(3,892)	$(480,917)
The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2023 to June 30, 2023.
15. Fund Reorganizations
As of close of business on June 19, 2020, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees, all of the assets and liabilities of the RMB Mendon Financial Long/Short Fund (the “Target Fund”) were transferred to the RMB Mendon Financial Services Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund (the “Reorganization”). The Reorganization was a tax-free Reorganization for federal income tax purposes. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Target Fund. Information with respect to the net assets and other relevant operating data for the Target Fund on the Reorganization date is included below:
Target Fund	RMB Mendon Financial Long/Short Fund – Class A	RMB Mendon Financial Long/Short Fund – Class C	RMB Mendon Financial Long/Short Fund – Class I
Net Assets	$7,055,269	$2,813,344	$8,887,299
Shares Outstanding	1,091,425	477,605	1,352,940
Net Asset Value	6.46	5.89	6.57
Unrealized appreciation/depreciation	10,737,461	637,179	(12,744,223)
Acquiring Fund	RMB Mendon Financial Services Fund – Class A	RMB Mendon Financial Services Fund – Class C	RMB Mendon Financial Services Fund – Class I
Net Assets immediately prior to Reorganization	$55,428,864	$18,752,274	$103,747,910
Net Assets immediately after Reorganization	$62,484,133	$21,565,618	$112,635,209
Fund Shares Issued in exchange for acquired fund	260,632	116,297	322,605
Exchange rate for shares issued	0.24	0.24	0.24
Assuming the Reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Funds, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2020, are as follows:
RMB Mendon Financial Services Fund
Net investment income	$830,750
Net realized loss on investments	(56,319,647)
Change in net unrealized appreciation/depreciation on investments	(59,031,070)
Total decrease in net assets resulting from operations	$(114,519,967)
Since the combined investment portfolios have been managed as a single integrated portfolio from the time the Reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s statements of operations since June 19, 2020.
16. Subsequent Events
The Adviser has evaluated the impact of all subsequent events occurring after the date of this report and has determined that there were no events that require recognition or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses
As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 to June 30, 2023.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” that corresponds to your Fund and share class in order to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare the amount under the heading entitled “Hypothetical Expenses Paid During Period” that corresponds to your Fund and share class with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RMB Funds	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Actual Expenses Paid During Period1 1/1/2023 – 6/30/2023	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Hypothetical Expenses Paid During Period1 1/1/2023 – 6/30/2023	Expense Ratio1
RMB Fund
Class A	$1,000.00	$1,118.50	$6.51	$1,000.00	$1,018.65	$6.21	1.24%
Class C	$1,000.00	$1,114.60	$10.43	$1,000.00	$1,014.93	$9.94	1.99%
Class I	$1,000.00	$1,120.30	$5.20	$1,000.00	$1,019.89	$4.96	0.99%
RMB Mendon Financial Services Fund
Class A	$1,000.00	$816.10	$6.12	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$813.00	$9.48	$1,000.00	$1,014.33	$10.54	2.11%
Class I	$1,000.00	$817.10	$5.00	$1,000.00	$1,019.29	$5.56	1.11%
RMB International Fund
Class I	$1,000.00	$1,110.10	$5.13	$1,000.00	$1,019.93	$4.91	0.98%
RMB Japan Fund
Class I	$1,000.00	$1,123.50	$6.84	$1,000.00	$1,018.35	$6.51	1.30%
RMB Small Cap Fund
Class I	$1,000.00	$1,095.50	$4.94	$1,000.00	$1,020.08	$4.76	0.95%
RMB SMID Cap Fund
Class I	$1,000.00	$1,095.90	$4.16	$1,000.00	$1,020.83	$4.01	0.80%

1
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

            OTHER INFORMATION

Other Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies is available in the most recent Statement of Additional Information, which can be obtained without charge by (1) calling (800) 462-2392; (2) visiting the Funds’ website located at http://www.rmbfunds.com; and (3) visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is also available without charge by calling (800) 462-2392 or on the SEC’s website at www.sec.gov.
Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter on the SEC’s website at www.sec.gov. A complete listing of each Fund’s portfolio holdings is also available monthly, with approximately a 30-day lag, by visiting the Funds’ website located at www.rmbfunds.com or by calling (800) 462-2392.

OTHER INFORMATION

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements

RMB Investors Trust (the “Trust”) has an Investment Advisory Agreement (the “Advisory Agreement”) with RMB Capital Management, LLC (“RMB”) pursuant to which RMB manages the series of the Trust. The series of the Trust are: RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund,” and together, the “Funds”). The RMB Mendon Financial Services Fund is referred to herein as the “Mendon Fund.” RMB has a sub-advisory agreement (“Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) with Mendon Capital Advisors Corp. (“Mendon”) pursuant to which Mendon serves as the sub-adviser to the Mendon Fund.
The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of the Agreements be approved annually by both the Board of Trustees (the “Board”) and by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately. All of the Trustees of the Trust are Independent Trustees.
The continuance of the Advisory Agreement, as it relates to the Funds, and of the Sub-Advisory Agreement, as it relates to the Mendon Fund, was most recently considered and approved for a period through July 1, 2024 at an in-person meeting of the Board called for that purpose held on June 15, 2023.
The Board determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements, as applicable, for each of the Funds.
At its May 18, 2023 and June 15, 2023 meetings, the Trustees discussed the continuance of the Agreements for the Funds. At each meeting, the Board received and considered materials relating to, among other matters, the investment and management services provided by RMB and Mendon. The Board also considered matters bearing on the Agreements at its various meetings throughout the year, whereby the Board meets at least quarterly with the Funds’ portfolio managers and receives regular reports from RMB on the performance of the Funds.
In evaluating the Agreements, the Board received and reviewed information provided by RMB and Mendon in response to written requests from the Independent Trustees and their independent legal counsel, including without limitation information regarding RMB, Mendon, their affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of RMB and Mendon (including the portfolio managers of the Funds associated with those firms) the operations of the Funds and the capabilities of RMB and Mendon to provide advisory and sub-advisory, as applicable, services to the Funds and, in the case of RMB, to supervise Mendon in its provision of sub-advisory services to the Mendon Fund.
Among other written and oral information, the Board requested and was provided information regarding:
•
the investment performance of each Fund and comparisons of the investment performance of each Fund with the Fund’s performance benchmarks;

•
each Fund’s advisory fees and other expenses and information about any applicable expense limitations, expense cap arrangements, and fee breakpoints;

•
comparisons of the investment performance, fees and total expenses of the Funds to mutual funds with similar objectives and strategies managed by other investment advisers based on peer groups developed by Morningstar, Inc. (“Morningstar”), an independent provider of investment company data over various time periods;

•
the investment performance of private funds and accounts managed by RMB with investment strategies similar to the investment strategies of the Funds;

•
the fees charged by RMB for investment advisory services, as well as other compensation received by RMB and its affiliates;

•
the fees paid to Mendon by RMB;

•
the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•
investment management staffing and the experience of the investment advisory and other personnel of RMB and Mendon;

•
the historical quality of the services provided by RMB and Mendon;

•
financial statements and other information regarding the financial condition and prospects of RMB and Mendon; and

•
the profitability to RMB in managing the Funds and the methodology in allocating expenses to the management of the Funds.

Throughout the process, the Board had numerous opportunities to ask questions of and request additional materials from RMB and Mendon. During each meeting at which the Board considered the Agreements, they were advised by and met, as necessary, in executive session with their independent legal counsel.
In considering the continuance of the Agreements, the Board reviewed and analyzed various factors that the Board members determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions

            BOARD OF TRUSTEES EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements (Continued)

that formed the basis for the determination of the Board and Independent Trustees to approve the Agreements are discussed below:
Approval of the Agreements
1. Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of advisory, administrative and shareholder services provided by RMB, including the portfolio management of the Funds and supervision of Mendon for the Mendon Fund, supervision of operations of all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, assisting the Independent Trustees in their capacity as trustees, monitoring and managing the Funds’ liquidity pursuant to the liquidity risk management program, serving as valuation designee and other services.
With regard to Mendon, the Board considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Mendon Fund.
The Board also considered information on RMB and Mendon, such as: financial condition; investment professionals’ experience; reputation, financial strength, regulatory history and resources; approach to retention and compensation of investment and other personnel; and management structure and intentions with respect to the management of the Funds.
The Board concluded that the nature, quality and extent of the services provided by RMB and Mendon to the Funds under the Agreements were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by RMB and Mendon, as applicable.
Performance of the Funds. The Board considered short-term and long-term investment performance for each of the Funds.
With respect to the RMB Fund, the Board noted that the Fund’s historic performance relative to its Morningstar peer group ranked five out of 15 for the one-year period ended March 31, 2023 and was one out of 15 for the three-year period, seven out of 15 for the five-year period, and 10 out of 14 for the ten-year period. The Board noted that the Fund’s performance had been impacted by the significant volatility of the financial markets during the first quarter of 2023.
The Board considered that the Mendon Fund had ranked eight out of nine, two out of nine, eight out of nine, and one out of nine relative to its Morningstar peer group for the one-, three-, five- and ten-year periods ended March 31, 2023, respectively. The Board considered the cyclicality of the sector in which the Fund was invested.
The Board considered the investment performance of the RMB International Fund relative to its Morningstar peer group, which was 14 out of 15 for the one-year period ended March 31,
2023, 12 out of 15 for the three-year period, and 14 out of 15 for the five-year period. The Board noted the cyclical nature of international stock markets and the comparability of the peer groups and took into consideration the steps taken by RMB to improve performance.
The Board also considered the investment performance of the RMB Japan Fund, which ranked three out of seven relative to its Morningstar peer group for the one- and three-year periods ended March 31, 2023, and two out of seven for the five-year period. The Board discussed the overall improvement of the Fund’s relative performance against its peers, the limited size and comparability of the peer group and the steps that RMB had taken to improve performance.
The Board considered the investment performance of the RMB Small Cap Fund, noting shorter term relative performance was weak, although its longer term performance remained strong. The Board noted that the Fund had ranked six out of 15, 13 out of 15, six out of 15, and four out of 10 relative to its Morningstar peer group for the one-, three-, five-, and ten-year periods ended March 31, 2023, respectively. The Board acknowledged that the Fund’s performance in the first quarter of 2023 appeared to be trending upward from performance in 2022 and noted the impact of investment style in the recent market environment.
The Board noted that performance was weaker for the RMB SMID Cap Fund in the short-term but stronger for longer term periods, ranking 13 out of 15, 8 out of 15, 3 out of 15 and 4 out of 13 relative to its Morningstar peer group for the one-, three-, five-, and ten-year periods ended March 31, 2023, respectively. The Board also noted the impact of investment style in the recent market environment.
2. Costs of Services and Profits Realized by RMB.
(a) Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by RMB to private funds and other accounts with similar investment mandates. The Trustees viewed favorably that fees would remain the same and the current willingness of RMB to limit the total expense ratios of certain Funds, including maintaining the agreement to contractually waive fees and reimburse expenses currently in effect. The Trustees also recognized continuing efforts to control costs.
The Board noted that both the contractual management fee and total expenses for the RMB Fund, the Mendon Fund, and the RMB SMID Cap Fund were below the median within their Morningstar peer groups. The Board also noted that total expenses for the RMB Small Cap Fund were below the median of its Morningstar peer group, whereas the contractual management fee was equal to the median of its Morningstar peer group.

BOARD OF TRUSTEES EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements (Continued)

The Board noted that both the contractual management fee and total expenses for the RMB Japan Fund and the RMB International Fund were above the median within their respective Morningstar peer groups but noted the relatively small size of the Funds.
The Board considered the impact of fee caps on the RMB Small Cap Fund and RMB SMID Cap Fund.
The Board concluded that, for each Fund, the contractual management fee would be acceptable based upon the qualifications, experience, reputation and performance of RMB, and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.
(b) Profitability and Costs of Services to RMB. The Board considered the materials concerning RMB’s profitability and costs attributable to the Funds. The Board also considered whether the amount of RMB’s profit would be a fair entrepreneurial profit for the management of the Funds. The Board considered the impact of the relatively small aggregate Fund assets on RMB’s fees and the amount of expenses that RMB might absorb due to contractual expense waivers. The Board also reviewed financial statements of RMB and noted RMB’s stable and secure financial position. The Board concluded that RMB’s profitability for each Fund would not be excessive, particularly in light of the quality of the services provided to the Funds.
3. Extent of Economies of Scale as the Funds Grow. The Board considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Board noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as the Funds’ assets grow. Given the relatively low level of assets under management in each of the Funds, the Board determined to continue to review whether and how additional economies of scale might be achieved for the benefit of Fund investors as and if asset levels materially increase.
4. Other Relevant Considerations.
(a) Personnel and Methods. The Board considered the size, education and experience of the staff of RMB and Mendon. The Board also considered the generally favorable history, reputation, qualifications and background of RMB and Mendon, as well as the qualifications of their personnel, and concluded that each of RMB and Mendon had sufficient personnel, with appropriate education and experience, to serve the Funds effectively.
(b) Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by RMB, Mendon and their affiliates from their association with the Funds, including any soft dollar services received. The Board concluded that potential “fall-out” benefits that RMB, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.
(c) Other matters. The Board also considered materials provided by, and discussion with, RMB and Mendon, on various external events, including global events, inflation, rising interest rates, uncertainty in the financial markets, overall market volatility and measures taken to mitigate the effects of these events, including their current and potential impact on RMB’s, Mendon’s, and the Funds’ operations and performance.
Conclusions
In considering the Agreements, the Board did not identify any factor as all-important or all-controlling and instead considered the above-listed factors and others collectively in light of the totality of the Funds’ circumstances. Based on this review, it was the judgment of the Board that shareholders of the Funds would receive satisfactory performance at reasonable fees. As a part of its decision-making process, the Board considered, generally, that shareholders invested in the Funds knowing that RMB or Mendon, as applicable, managed the Fund and knowing their investment management fee schedules and investment philosophies. As such, the Board considered, in particular, whether RMB and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders.
After full consideration of the above factors, as well as other factors that the Board considered instructive in evaluating the Agreements, the Board and the Independent Trustees unanimously concluded that the continuance of the Agreements was in the best interest of each Fund and its shareholders and, on June 15, 2023, approved continuance of the Agreements for the Funds through July 1, 2024.

            BOARD OF TRUSTEES EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Liquidity Risk Management Program

As required by Rule 22e-4 under the Investment Company Act of 1940, as amended, RMB Investors Trust (the “Funds”) adopted a written liquidity risk management program (“LRMP”) that is designed to assess and manage each Fund’s “liquidity risk,” which is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Funds’ Board of Trustees (the “Board”) approved the designation of the Adviser’s Valuation Committee, consisting of senior executives of the Adviser, as the Administrator of the LRMP.
Under the LRMP, each Fund’s liquidity risk is managed taking into consideration (i) the Fund’s investment strategy, the liquidity of its portfolio investments, and its short- and long-term cash flow projections, in each case during normal and reasonably foreseeable stressed conditions, (ii) the Fund’s cash holdings and access to other funding sources, and (iii) other factors that the LRMP Administrator determines to be material and relevant. The liquidity of portfolio investments is classified, and reclassified as necessary, into one of the following four buckets: highly liquid, moderately liquid, less liquid, and illiquid. The LRMP Administrator reviews the classification (or bucketing) of each Fund’s portfolio investments no less frequently than monthly. The LRMP Administrator establishes a highly liquid investment minimum percentage of each Fund’s net assets, or the LRMP Administrator determines that the Fund primarily holds assets that are highly liquid and does not establish a highly liquid investment minimum. The LRMP also provides that no Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.
At least annually, the LRMP Administrator prepares a written report that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, and the LRMP Administrator presents the written report to the Board. The LRMP Administrator presented its written report to the Board at the Board’s quarterly meeting on March 8, 2023. The report covered the period of January 1, 2022 through December 31, 2022 (the “Review Period”).
The report stated that during the Review Period, there were no material market liquidity events, no Fund breached the 15% limit on illiquid investments, there were no significant redemptions impacting liquidity, and no material changes were made to the LRMP. The report concluded that the process for classifying (or bucketing) portfolio investments is adequate and working effectively, each Fund is highly liquid, each Fund’s liquidity risk is low, the liquidity of each Fund is sufficient to meet anticipated redemptions, and the LRMP has been implemented and operated in an adequate and effective manner.
There can be no assurance that the LRMP will achieve its objectives under all circumstances in the future. Additional information regarding the risks of investing in the Funds, including liquidity risks, can be found in the Funds’ Prospectus and Statement of Additional Information.

LIQUIDITY RISK MANAGEMENT PROGRAM

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.
What Information We Collect
In the course of providing services to you, we may collect the following types of  “non-public personal information” about you:
•
Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•
Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.
“Affiliates” include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an affiliate of the Funds.
What Information We Disclose
We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.
Confidentiality and Security Procedures
To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.
We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.
Additional Rights
You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

            PRIVACY NOTICE

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101
internet: www.foreside.com
Shareholder Returns
Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at
http://www.rmbfunds.com.
Adviser RMB Capital Management, LLC 115 South LaSalle Street, 34th Floor Chicago, IL 60603	Independent Trustee Counsel Perkins Coie LLP 700 13th Street NW, Suite 600 Washington, DC 20005
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 500 Ross Street, 154-0520 Pittsburgh, PA 15262	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Custodian U.S. Bank, N.A. 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212	Administrator U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, CA 91741
Legal Counsel Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
OFFICERS OF THE TRUST

Christopher M. Graff
President
Maher A. Harb
Chief Financial Officer and Treasurer
Joseph McDermott
Chief Compliance Officer
Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer
Laura A. Flentye
Senior Vice President and Secretary
BOARD OF TRUSTEES

Independent Chair
Margaret M. Eisen
Trustees
Peter Borish
James M. Snyder

Investment Company Act file number: 811-00994
This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.
Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By	/s/ Christopher M. Graff
Christopher M. Graff, President

Date	September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher M. Graff
Christopher M. Graff, President

Date	September 7, 2023

By	/s/ Maher A. Harb
Maher A. Harb, Chief Financial Officer and Treasurer

Date	September 7, 2023